   As filed with the Securities and Exchange Commission on November 30, 2001
                                                     1933 Act File No. 333-_____
                                                     1940 Act File No. 811-08985
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                            (CHECK APPROPRIATE BOXES)

           [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         [ ] PRE-EFFECTIVE AMENDMENT NO.

                        [ ] POST-EFFECTIVE AMENDMENT NO.

                                     and/or

       [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               [x] AMENDMENT NO. 4

                       TRAVELERS CORPORATE LOAN FUND INC.
--------------------------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                                125 Broad Street
                            New York, New York 10004
--------------------------------------------------------------------------------
                     Address of Principal Executive Offices
                   (Number, Street, City, State and Zip Code)

                                 (212) 291-3776
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code

                          Christina T. Sydor, Secretary
                                666 Fifth Avenue
                            New York, New York 10103
--------------------------------------------------------------------------------
Name and Address (Number, Street, City, State and Zip code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

    Burton M. Leibert, Esq.                          Sarah E. Cogan, Esq.
    Willkie Farr & Gallagher                      Simpson Thacher & Bartlett
       787 Seventh Avenue                            425 Lexington Avenue
    New York, New York 10019                       New York, New York 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                   PROPOSED         PROPOSED
                                                     AMOUNT         MAXIMUM          MAXIMUM           AMOUNT OF
                                                      BEING     OFFERING PRICE      AGGREGATE      REGISTRATION FEE
TITLE OF SECURITIES BEING REGISTERED               REGISTERED     PER UNIT(1)    OFFERING PRICE           (2)
Auction Rate Cumulative Preferred Stock,
par value $0.001 per share, Series ___                 500          $25,000             $                  $

Auction Rate Cumulative Preferred Stock,
par value $0.001 per share, Series ___                 500          $25,000             $                  $

(1) As calculated pursuant to Rule 457 (c) under the Securities Act of 1933, as amended.

(2) $6,250 was wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this Registration Statement.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                       TRAVELERS CORPORATE LOAN FUND INC.

                                    Form N-2

                              Cross-Reference Sheet

                               Part A - Prospectus

Items in part A of Form N-2                                    Location in Prospectus
---------------------------                                    ----------------------
1.  Outside Front Cover...................................     Front Cover Page

2.  Cover Pages; Other Offering Information...............     Front Cover Page; Outside Back Cover Page

3.  Fee Table and Synopsis................................     Prospectus Summary

4.  Financial Highlights..................................     Financial Highlights

5.  Plan of Distribution..................................     Front Cover Page; Prospectus Summary; Underwriting

6.  Selling Shareholders..................................     Not Applicable

7.  Use of Proceeds.......................................     Use of Proceeds

8.  General Description of the Registrant.................     Front Cover Page; Prospectus Summary; The Fund;
                                                               Investment Objective and Policies; Risk Factors;
                                                               Description of Preferred Shares; Description of
                                                               Capital Stock; Certain Provisions in the Articles of
                                                               Incorporation

9.  Management............................................     Prospectus Summary; The Fund; Financial Highlights;
                                                               Investment Objective and Policies; Management of the
                                                               Fund; Custodian, Transfer Agent, Dividend Paying
                                                               Agent and Registrar

10.  Capital Stock, Long-Term Debt, and Other
     Securities...........................................     Prospectus Summary; Capitalization; Investment
                                                               Objective and Policies; Risk Factors; Description of
                                                               Preferred Shares; Description of Capital Stock;
                                                               Repurchase of Common Stock; Conversion to Open-End
                                                               Fund; Federal Taxation

11.  Defaults and Arrears on Senior Securities............     Not Applicable

12.  Legal Proceedings....................................     Not Applicable

13.  Table of Contents of the Statement of Additional
     Information..........................................     Table of Contents of the Statement of Additional
                                                               Information

                  Part B - Statement of Additional Information

14.  Cover Page...........................................     Front Cover Page

15.  Table of Contents....................................     Front Cover Page

16.  General Information and History......................     General Information

17.  Investment Objective and Policies....................     Additional Information about Investments and
                                                               Investment Techniques; Investment Restrictions

18.  Management...........................................     Investment Management and Other Services; Directors
                                                               and Officers

19.  Control Persons and Principal Holders of Securities..     Principal Stockholders

20.  Investment Advisory and Other Services...............     Investment Management and Other Services; Experts;
                                                               Custodian, Transfer Agent, Dividend Paying Agent and
                                                               Registrar; Principal Stockholders

21.  Brokerage Allocation and Other Practices.............     Investment Management and Other Services

22.  Tax Status...........................................     Tax Matters

23.  Financial Statements.................................     Experts

PART C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS                        SUBJECT TO COMPLETION, DATED November 30, 2001


                                $_____________

                       TRAVELERS CORPORATE LOAN FUND INC.

          AUCTION RATE CUMULATIVE PREFERRED STOCK ("PREFERRED SHARES")

                        ______________ SHARES, SERIES ___

                        ______________ SHARES, SERIES ___

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                             ----------------------

          Travelers Corporate Loan Fund Inc., or the Fund, is offering ______ Series ___ and ______ Series ___ Auction Rate Cumulative Preferred Shares. The Fund is a closed-end, non-diversified management investment company. The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in interests in floating or variable rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries (other than the business of primarily investing, reinvesting or trading in securities or other financial instruments) and geographical regions. Under normal market conditions, at least 80% of the Fund's total assets are invested in collateralized senior loans (as an original lender or as a purchaser of an assignment or participation). These collateralized senior loans will generally be rated, when purchased, below investment grade by Moody's Investors Service, Inc. (below Baa) or Standard & Poor's Ratings Group (below BBB) or will be of comparable quality if unrated.

                             ----------------------

          INVESTING IN PREFERRED SHARES INVOLVES CERTAIN RISKS. See the "Risk Factors" section beginning on page ____ of this Prospectus. There is no assurance that the Fund will achieve its investment objective.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             ----------------------

                                                 Per Share            Total
                                                 ---------          ---------
Public Offering Price                            $ 25,000           $
Sales Load                                       $                  $
Proceeds to Fund(1) (before expenses)            $                  $

-------------------------
(1) Not including offering expenses payable by the Fund estimated to be $_________. The Fund and Smith Barney Fund Management LLC have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

          The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

          The underwriter is offering the Preferred Shares subject to certain conditions. The underwriter expects to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through the Depository Trust and Clearing Corporation, on or about ______, 2002.

                             ----------------------

                              SALOMON SMITH BARNEY

________, 2002

     Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such Preferred Shares. The dividend rate on the Series ___ Preferred Shares for the dividend period from and including the date of issue to but excluding ________, 2002 will be ___% per year. The dividend rate on the Series ____ Preferred Shares for the dividend period from and including the date of issue to but excluding _________, 2002 will be ___% per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The auction is usually held every ___ days. Investors in Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus and in the Statement of Additional Information. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."

     Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     Preferred Shares will be senior to shares of the Fund's outstanding common stock, par value $.001 per share. The Fund's common stock is traded on the New York Stock Exchange under the symbol "TLI." It is a condition of the closing of this offering that Preferred Shares be offered with a rating of "___" from _______ and "___" from _______.

     This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information, dated ________, 2002, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the Statement of Additional Information by calling the Fund at 1-800-___-____, or by writing to the Fund at 125 Broad Street, New York, New York 10004. A table of contents to the Statement of Additional Information is located at page of this Prospectus. The Statement of Additional Information is also available, along with other Fund-related materials, on the Securities and Exchange Commission's internet web site (http://www.sec.gov).
                   ------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITER HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITER IS MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITIONS, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROSPECTUS SUMMARY..........................................................  1

FINANCIAL HIGHLIGHTS........................................................  8

THE FUND....................................................................  9

USE OF PROCEEDS.............................................................  9

CAPITALIZATION..............................................................  9

FUND COMPOSITION............................................................ 10

INVESTMENT OBJECTIVE AND POLICIES........................................... 10

GENERAL INFORMATION ON COLLATERALIZED SENIOR LOANS.......................... 12

DESCRIPTION OF CREDIT AGREEMENTS............................................ 14

RISK FACTORS................................................................ 15

NET ASSET VALUE............................................................. 18

THE AUCTION................................................................. 19

DESCRIPTION OF PREFERRED SHARES............................................. 22

RATING AGENCY GUIDELINES.................................................... 26

MANAGEMENT OF THE FUND...................................................... 27

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR.............. 28

FEDERAL TAXATION............................................................ 28

DESCRIPTION OF CAPITAL STOCK................................................ 30

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION......................... 30

UNDERWRITING................................................................ 32

LEGAL MATTERS............................................................... 33

EXPERTS..................................................................... 33

FURTHER INFORMATION......................................................... 33

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS........................... 33

                               PROSPECTUS SUMMARY

     THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE OFFERING OF THE PREFERRED SHARES FULLY, YOU SHOULD READ THIS ENTIRE PROSPECTUS CAREFULLY, INCLUDING THE RISK FACTORS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION INCLUDED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S ARTICLES SUPPLEMENTARY.

The Offering.................   The Fund is offering pursuant to this Prospectus
                                ______ Series ___ Preferred Shares and ______
                                Series ___ Preferred Shares at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Salomon Smith Barney
                                Inc. (the "Underwriter"), an affiliate of Smith
                                Barney Fund Management LLC ("SBFM" or the
                                "Adviser"), and an indirect wholly-owned subsidiary of Citigroup Inc., is offering the Preferred Shares as the underwriter. See
                                "Underwriting."

                                The Preferred Shares will be preferred shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "-- Dividends and Dividend Periods" and "Description of Preferred Shares -- Dividends and Dividend Periods," each dividend period will be ____ days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                                Preferred Shares are not listed on an exchange. Investors and potential investors in Preferred Shares may participate in auctions for the Preferred Shares through broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

Ratings......................   The Fund will not issue Preferred Shares unless
                                such shares have a rating of "___" from _______ and "___" from _______.

The Fund.....................   Travelers Corporate Loan Fund Inc. is a
                                closed-end, non-diversified management
                                investment company. The Fund was incorporated under the laws of the State of Maryland on August 25, 1998 and is registered under the Investment Company Act of 1940, as amended (the
                                "1940 Act"). On November 19, 1998, the Fund issued an aggregate of _____ shares of common stock, par value $0.001 per share, pursuant to the initial public offering thereof and commenced its operations. The Fund's principal office is located at 125 Broad Street, New York,
                                New York 10004, and its telephone number is 1 (212) 291-3776. As of ________, 2001 the Fund had total assets of approximately $___ million and net assets of approximately $___ million.

Investment Adviser...........   SBFM serves as the Fund's investment adviser.
                                SBFM (through predecessor entities) has been in the investment counseling business since 1934.
                                SBFM also serves as the Fund's administrator.
                                SBFM provides investment advisory, investment management and/or administrative services to investment companies that had aggregate assets under management of approximately $__ billion as of ____, 2001. The Adviser is responsible for the overall management of the Fund's affairs, including developing a program for the investment and reinvestment of the Fund's assets, recommending to the Board of Directors of the Fund the appropriate leverage ratio, consulting with Travelers Asset Management
                                International Company, LLC ("TAMIC" or the
                                "Sub-Adviser") concerning hedging strategies that may be employed and supplying certain officers for the Fund. The Fund pays SBFM for the services it provides to the Fund a monthly fee at an annual rate of 1.05% of the value of the Fund's average weekly assets. During periods in which the Fund is utilizing leverage, the fees which are payable to SBFM as a percentage of the Fund's net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's total assets, including those purchased with leverage. See
                                "Management of the Fund" and "Underwriting."

Sub-Adviser..................   The Sub-Adviser serves as the sub-investment
                                adviser with responsibility for investment of the Fund's assets in collateralized senior loans and other securities in which the Fund will invest. The Adviser, not the Fund, compensates TAMIC for its services.

Investment Objective
and Strategies...............   The Fund's investment objective is to maximize
                                current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in interests in floating or variable rate collateralized senior loans ("Collateralized
                                Senior Loans") to corporations, partnerships or other business entities operating in various industries (other than the business of primarily investing, reinvesting or trading in securities or other financial instruments) and geographical regions. The Collateralized Senior Loans must be denominated in U.S. dollars. Under normal market conditions, at least 80% of the Fund's total assets are invested in Collateralized Senior
                                Loans.

                                Collateralized Senior Loans generally involve greater volatility of price and risks to principal and income than higher rated loans. The Fund may also invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the date they are acquired by the Fund, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio and certain other securities received in connection with investments in collateralized senior loans.

Non-Diversification..........   The Fund has elected to operate as a
                                "non-diversified" company in order to enhance its flexibility to invest more than 5% of the value of its assets in the obligations of any single issuer.

Leverage.....................   The Fund uses financial leverage for investment
                                purposes. The Fund currently is a party to [two] credit agreements with financial institutions (the "Credit Agreements").
                                The amount of leverage
                                represented by the Credit Agreements as of ________, 2001 was approximately ___% of the Fund's total assets. By utilizing a portion of the proceeds of the Preferred Shares offered pursuant to this Prospectus to pay down borrowings under the Credit Agreements, it is currently anticipated that the amount of leverage represented by the Credit Agreements will be reduced to approximately ___% of the Fund's total assets. It is currently anticipated that after issuing the Preferred Shares offered pursuant to this Prospectus and paying down the Credit Agreements with a portion of the proceeds, the amount of leverage will represent approximately ___% (and in no event will it exceed ___%) of the Fund's total assets.

                                [It is also anticipated that the Fund may reborrow up to $____ million under the Credit Agreements or a similar agreement as investment opportunities in additional Collateralized Senior Loans become available]. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Fund's obligations under the Credit Agreements. As of ________, 2001, the Fund had outstanding borrowings of approximately $____ million under the Credit Agreements.

Principal Investment
Risks........................   Risk is inherent in all investing.  The primary
                                risks of investing in Preferred Shares are:

                                        .    the Fund will not be permitted to
                                             declare dividends or other
                                             distributions with respect to your
                                             Preferred Shares or redeem your
                                             Preferred Shares unless the Fund
                                             meets certain asset coverage
                                             requirements and is not in default
                                             under the terms of any senior
                                             indebtedness (including the Credit
                                             Agreements);

                                        .    if an auction fails you may not be
                                             able to sell some or all of your
                                             Preferred Shares;

                                        .    because of the nature of the market
                                             for Preferred Shares, you may
                                             receive less than the price you
                                             paid for your Preferred Shares if
                                             you sell them outside of the
                                             auction, especially when market
                                             interest rates are rising;

                                        .    a rating agency could downgrade
                                             Preferred Shares, which could
                                             affect liquidity;

                                        .    the Fund may be forced to redeem
                                             your Preferred Shares to meet
                                             regulatory or rating agency
                                             requirements or may voluntarily
                                             redeem your Preferred Shares in
                                             certain circumstances;

                                        .    senior indebtedness of the Fund may
                                             also constitute a substantial lien
                                             and burden on your Preferred Shares
                                             by reason of its prior claim
                                             against the income of the Fund and
                                             against the net assets of the Fund
                                             in liquidation; and

                                The primary risks of investing in the Fund are:

                                        .    borrowers under Collateralized
                                             Senior Loans may default on
                                             obligations to pay principal or
                                             interest when due, lenders may have
                                             difficulty liquidating the
                                             collateral securing the
                                             Collateralized Senior Loans or
                                             enforcing their rights under the
                                             terms of the Collateralized Senior
                                             Loans, and the Fund's investment
                                             objective may not be realized;

                                        .    any change in the net asset value
                                             ("NAV") of the Fund's common stock,
                                             par value $0.001 per share (the
                                             "Common Stock") would be somewhat
                                             greater, as a result of the
                                             issuance of the Preferred Shares.
                                             In addition, the leverage effect
                                             created by the issuance of the
                                             Preferred Shares could magnify the
                                             effect on the holders of the Common
                                             Stock of any increase or decrease
                                             in the yield on the Fund's
                                             portfolio for a given period of
                                             time.

                                        .    in extraordinary circumstances the
                                             Fund may not earn sufficient income
                                             from its investments to pay
                                             dividends;

                                        .    because of a limited secondary
                                             market for Collateralized Senior
                                             Loans, the Fund may be limited in
                                             its ability to sell portfolio
                                             holdings at carrying value to
                                             generate gains or avoid losses;


                                        .    the Fund invests in Collateralized
                                             Senior Loans and may also invest in
                                             high yield/lower rated securities,
                                             which involve greater volatility of
                                             price and risk of loss of income
                                             and principal than higher rated
                                             investments including the
                                             possibility of default or
                                             bankruptcy of the issuers;

                                        .    to the extent the Fund invests in
                                             non-U.S. issuers, the Fund may be
                                             subject to special risks; and

                                        .    to the extent the Fund invests a
                                             relatively high percentage of its
                                             assets in obligations of a limited
                                             number of issuers, the Fund may be
                                             more susceptible than a
                                             widely-diversified company to any
                                             single corporate, economic,
                                             political or regulatory occurrence;
                                             and

                                        .    If long term rates rise, the value
                                             of the Fund's investment portfolio
                                             may decline, reducing the asset
                                             coverage for Preferred Shares.

                                For further discussion of the risks of investing in the Preferred Shares and the Fund, see "Risk Factors."

Dividends and Dividend
Periods......................   The table below shows the annual dividend rates
                                for the initial rate periods on the Preferred
                                Shares offered in this Prospectus. For
                                subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every ____ days. In most instances, dividends are also payable every _____ days, on the first business day following the end of the dividend period. See "Description of Preferred Shares -- Dividends and Dividend
                                Periods" and "The Auction."

                                The table below also shows the dividend payments dates for the initial dividend periods. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day in most instances.

                                Finally, the table below shows the number of days of the initial dividend periods for Preferred Shares. The dividend payment date for special rate periods of more than ____days will be set out in the notice designating a special rate period. Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds. See "Description of Preferred Shares -- Designation of Special Rate Periods."

                                                                     Dividend Payment
                                                                         Dates for       Number of Days
                                                       Initial       Initial Dividend      of Initial
                                Preferred Shares    Dividend Rates        Periods       Dividend Periods
                                ----------------    --------------   ----------------   ----------------
                                Series ___               ____%         ______, 2002            ___
                                Series ___               ____%         ______, 2002            ___

Asset Maintenance............   Under the Fund's Articles Supplementary for
                                Preferred Shares (the "Articles Supplementary"), which establish and fix the rights and preferences of the Preferred Shares, the Fund must maintain:

                                        .    asset coverage as required by the
                                             rating agency or agencies rating
                                             the Preferred Shares; and

                                        .    asset coverage of the Preferred
                                             Shares of at least 200% as required
                                             by the 1940 Act.

                                Based on the composition of the Fund's portfolio and market conditions as of ________, 2001, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately ___% if the Fund were to issue all of the Preferred Shares offered in this Prospectus and also use a portion of the proceeds to pay down the Credit Agreements.

                                In addition, the 1940 Act provides that the Fund's asset coverage ratio for indebtedness may not fall below 300% at any time without causing an event of default under the Credit Agreements or similar agreements. See "Description of Credit Agreements."

Redemption...................   Although the Fund ordinarily does not expect to
                                redeem Preferred Shares, it may be required to redeem shares if, for example, the Fund does not correct a failure to meet an asset coverage ratio required by law or a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred Shares under certain conditions. See "Description of
                                Preferred Shares -- Redemption."

Liquidation
Preference...................   The liquidation preference (that is, the amount
                                the Fund must pay to holders of Preferred
                                Shares if the Fund is liquidated) for Preferred
                                Shares will be $25,000 per share plus
                                accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights................   The 1940 Act requires that the holders of
                                Preferred Shares, and the holders of any other preferred stock of the Fund, voting as a separate class, have the right to:

                                  . elect at least two Directors at all times,
                                    and

                                  . elect a majority of the Directors at any
                                    time when dividends on any series of the Preferred Shares, or any other series of preferred stock of the Fund, are unpaid for two full years and will continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

                                The holders of Preferred Shares will vote as a separate class or series on certain other matters as required under the Fund's Articles of Incorporation (the "Articles"), the Articles Supplementary, the 1940 Act and Maryland law. Each outstanding share of Common Stock and each Preferred Share of the Fund is entitled to one vote per share.

Federal Income
Taxes........................   The distributions with respect to Preferred
                                Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges pursuant to Section 302(b) of the Internal Revenue Code of 1986, as amended (the
                                "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Because the Fund's portfolio income will consist principally of interest income, corporate investors in the Preferred Shares generally will not be entitled to the 70% dividends received deduction regardless of the holders' respective holding periods for their Preferred Shares.
                                Distributions to holders of the Fund's net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders.
                                The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gains made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred
                                Shares' share of total dividends paid during the year. [Because the Fund currently has a significant capital loss carry forward, it is not anticipated that the Fund will distribute net capital gains to stockholders, including holders of the Preferred Shares, for the foreseeable future.] See "Federal Taxation."

Secondary Market Trading.....   Broker-dealers may, but are not obligated to,
                                maintain a secondary market in Preferred Shares outside of auctions. There can be no assurance that such a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment.

                                Preferred Shares may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Fund.

Custodian, Transfer Agent,
Dividend Paying Agent and
Registrar....................   PFPC Trust Company serves as the Fund's
                                custodian. PFPC serves as the Fund's transfer agent, dividend paying agent and registrar.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected financial information for a share of Common Stock of the Fund outstanding throughout each period presented which has been derived from the financial statements in the Fund's Annual Report dated September 30, 2001. The financial highlights for each period presented have been audited by KPMG LLP, the Fund's independent accountants, whose report covering the fiscal years ended September 30, 2001 and September 30, 2000 and from November 20, 1998 (commencement of operations) to September 30, 1999 is included in the Fund's September 30, 2001 Annual Report. The Fund's September 30, 2001 Annual Report is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's September 30, 2001 Annual Report, which is available without charge by calling the Fund at 1 (800)
___-____.

  PER SHARE OF COMMON STOCK OPERATING PERFORMANCE THROUGHOUT EACH PERIOD (1)(2)

                                                             Year Ended September 30,
                                                  ---------------------------------------------
                                                    2001             2000             1999 (1)
                                                  --------        ---------         -----------
Net Asset Value, Beginning of Period ............                 $   15.19         $   15.00
Income (Loss) from Operations
  Net investment income .........................                      1.40              0.97
  Net realized and unrealized gain (loss): ......                      0.02              0.09
Total Income From Operations ....................                      1.42              1.06

Offering Costs on Issuance of Common Stock ......                        --             (0.02)
Less Distributions From:
  Net investment income .........................                     (1.44)            (0.85)
  Net realized gains ............................                     (0.03)            --
Total Distributions .............................                     (1.47)            (0.85)

Net Asset Value, End of Year ....................                 $   15.14         $   15.19
Total Return, Based on Market Value .............                     13.35%             1.68%++
Total Return, Based on Net Asset Value ..........                     10.55%             7.45%++
Net Assets, End of Period (000s) ................                 $ 148,136         $ 148,548
Ratios to Average Net Assets:
Net investment income ...........................                      9.20%             7.48%+
Interest expense ................................                      3.04              1.68+
Organization expense ............................                        --              0.24+
Other expenses ..................................                      1.70              1.63+
Portfolio Turnover Rate .........................                       59%               53%
MARKET VALUE, END OF PERIOD .....................                 $   14.688        $   14.375


(1) For the period from November 19, 1998 (commencement of operations) to September 30, 1999.
(2) On February 23, 1999, the Board of Directors of Mutual Management Corp., or MMC voted to change its name to SSBC Fund Management Inc. ("SSBC"). On September 21, 1999 SSBC converted to a limited liability company and changed its name to SSB Citi Fund Management LLC ("SSB Citi"). On _____ __, ____, SSB Citi changed its name to Smith Barney Fund Management LLC.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                    THE FUND

     The Fund is a closed-end, non-diversified management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on August 25, 1998 pursuant to the Articles. On November 19, 1998, the Fund issued an aggregate of ___ shares of common stock, par value $0.001 per share, pursuant to the initial public offering thereof and commenced its operations. As of _________, 2001, the Fund had total assets of approximately $________ and net assets of $________. The Fund's common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "TLI." The Fund's principal office is located at 125 Broad Street, New York, New York 10004 and its telephone number is 1 (212) 291-3776.

                                 USE OF PROCEEDS

     The estimated net proceeds of this offering will be $__________ after payment of offering expenses and the sales load. The Fund will use approximately $___ million of the net proceeds of the offering to repay the Fund's outstanding amounts borrowed under the Credit Agreements, which as of __________, 2001 had an annualized interest rate of ____% and a maturity date of __________, 2001, and the balance of the net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period not to exceed [90 days]/[six months] from the offer and sale of the Preferred Shares, depending on market conditions and the availability of appropriate financial instruments. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term money market instruments and U.S. Government securities.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of __________, 2001, and as adjusted to give effect to the issuance of Preferred Shares offered by this Prospectus.

                                                              ACTUAL                                 AS ADJUSTED
                                                              ------                                 -----------
                                                                                 (UNAUDITED)
SHAREHOLDERS' EQUITY:
   Auction Rate Cumulative Preferred Stock,
     0.001 par value per share (____ Series
     ____ shares and ____ Series ____ shares at
     $25,000 per share liquidation preference).......   $   __________                            $   __________
   Common Stock, $.001 par value per share; .........       __________                                __________
   ____ shares authorized* (____ shares
     outstanding and ____ shares outstanding,
     as adjusted)**..................................       __________                                __________
   Capital in excess of par value***.................       __________                                __________
   Balance of undistributed net investment
     income..........................................       __________                                __________
   Accumulated net realized gain (loss) from
     investment transactions.........................       __________                                __________
   Net unrealized appreciation (depreciation)
     of investments..................................       __________                                __________
   Net assets less liquidation value of
     Preferred Shares................................   $                                         $
                                                            ==========                                ==========
   Net assets attributable to Common Stock
     outstanding.....................................   $                                         $
                                                            ==========                                ==========

----------
* A total of 150,000,000 shares of capital stock of the Fund are authorized under the Articles, all initially classified as Common Stock pursuant to the Articles. The Board may classify and reclassify any unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of the Preferred Shares.
** None of these outstanding shares are held by or for the account of the Fund as of _________ __, 2001.
*** As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of the Preferred Shares issuance ($__________).

                                FUND COMPOSITION

     As of _____________, 2001, the Fund's portfolio included ____ holdings issued by ______ issuers representing ______ different industry groups. The percentage of the Fund's assets invested in Collateralized Senior Loans within the various rating categories, determined on a dollar-weighted average, as of _____________, 2001 were as follows:

                            (As of __________, 2001)+

       Ratings                                     Percentage
       -------                                     ----------
       Aaa/AAA
       Aa/AA
       A/A
       Baa/BBB
       Ba/BB
       B/B
       Caa/CCC
       Ca/CC
       C/C
       D
       Not rated++
                                                   ----------
       Total Investments                              100%
                                                   ==========

+ The ratings of Moody's and S&P represent their opinions as to the quality of securities that they undertake to rate. [Based on the [Moody's] rating if the security is rated by [Moody's], otherwise based on the [S&P] rating. [The percentage shown reflects the higher of Moody's or S&P's ratings.] Ratings are relative and subjective and not absolute standards of quality. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.

++ Securities that are not rated by Moody's or S&P may be rated by nationally recognized statistical rating organizations other than Moody's or S&P, or may not be rated by any such organization. With respect to the percentage of the Fund's assets invested in such securities, the Sub-Adviser believes that these are of comparable quality to rated securities. This determination is based on the Sub-Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Moody's or S&P if either were to rate the securities. The Adviser's determination of the equivalent quality of the Fund's unrated securities is as follows:
     Aaa/AAA = __%, Aa/AA = __%, A/A = __%, Baa/BBB = __%, Ba/BB = __%, B/B =
     __%, Caa/CCC = __%, Ca/CC = __%, C/C = __% and D = __%.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in Collateralized Senior Loans. The Collateralized Senior Loans in which the Fund invests are generally rated, at the time of acquisition, below investment grade by Moody's (below Baa) or S&P (below BBB) or another nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality as determined by the Sub-Adviser. Collateralized Senior Loans may also be extended to borrowers which have outstanding debt securities that are similarly rated below investment grade.

     Under normal market conditions, the Fund invests at least 80% of its total assets in Collateralized Senior Loans (either as an original lender or as the purchaser of an assignment or participation). The Fund may also invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the date of acquisition, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio and certain other securities received in connection with investments in Collateralized Senior Loans.

     The Fund is designed for investors willing to assume additional risk in an effort to maximize current income. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objective. It is anticipated that the proceeds of the Collateralized Senior Loans will be used by borrowers primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, finance internal growth and for other corporate purposes of borrowers. The Fund may invest in collateralized Senior Loans secured by real estate or issued by companies that invest in real estate or interests therein, including real estate investment trusts. Collateralized Senior Loans generally will not be registered with the Securities and Exchange Commission (the "Commission") or listed on any national securities exchange.

     The Fund's net asset value per share will be affected primarily by changes in the credit quality of borrowers with respect to Collateralized Senior Loan interests in which the Fund invests. Because the Collateralized Senior Loans that the Fund purchases are generally rated, at the time of purchase, below investment grade or, if unrated, are of comparable quality, the Fund will have substantial exposure to the risks of investing in lower rated debt instruments. A default on a Collateralized Senior Loan in which the Fund has invested may cause a decline in the Fund's net asset value.

PORTFOLIO MATURITY

     The Fund is not subject to any restrictions with respect to the maturity of Collateralized Senior Loans held in its portfolio. However, under normal market conditions, the Fund invests in Collateralized Senior Loans with stated maturities of between five and 10 years. Because of prepayment provisions, the actual remaining maturity of Collateralized Senior Loans may vary substantially from the stated maturity of such loans. The Fund estimates that the actual maturity of Collateralized Senior Loans in the portfolio generally will be approximately 18 to 36 months.

CREDIT ANALYSIS

     In deciding to acquire a Collateralized Senior Loan, the Sub-Adviser considers the following factors among others: appropriate capital structure; positive cash flow coverage of debt service; adequate working capital; leverage ratios; the quality and experience of management; historical experience of attaining business and financial projections; adequate collateral coverage; pricing in relation to risk; liquidity of the Collateralized Senior Loan in the secondary market; operating history and competitive position.

     The Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Sub-Adviser may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Collateralized Senior Loan and other sources. These analyses will continue on a periodic basis for any Collateralized Senior Loan purchased by the Fund.

OTHER INVESTMENTS

     The Fund may also invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the date of acquisition, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio assets and certain other investments as described under "Additional Information About Investments and Investment Techniques" in the Statement of Additional Information. The high yield/lower rated securities that the Fund may purchase, if any, are generally rated, at the time of acquisition, below investment grade or if unrated, are determined by the Sub-Adviser to be of comparable quality.

     In limited circumstances, the Fund may also receive warrants, equity securities and junior debt securities as part of its investments in Collateralized Senior Loans. Such equity securities and junior debt securities will not be treated by the Fund as Collateralized Senior Loans. Investments in loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with an investment in Collateralized Senior Loans. The Fund may also purchase financial instruments (including Collateralized Senior Loans) on a when-issued or delayed delivery basis. In addition, the Fund may also invest in Collateralized Senior Loans and debt securities of borrowers that are organized or located in countries other than the United States, provided that such Collateralized Senior Loans and debt securities are denominated in

U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. See "Additional Information About Investments and Investment Techniques" in the Statement of Additional Information.

USE OF LEVERAGE

     The Fund is permitted to borrow up to 33 1/3% [(50% in the case of the issuance of Preferred Shares)], or such other percentage permitted by law, of its total assets (including the amount obtained from leverage) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities. The Fund is currently a party to [two] Credit Agreements with financial institutions that permit the Fund to borrow up to $___ million. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Sub-Adviser believes that such use of borrowed proceeds will enhance the Fund's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. For information on risks associated with borrowing, see "Risk Factors -- Risks of Investing in Preferred Shares -- Leverage Risk."

NON-DIVERSIFICATION

     The Fund has elected to operate as a "non-diversified" company in order to enhance its flexibility to invest more than 5% of the value of its assets in the obligations of any single issuer. In addition, the Fund may invest more than 5% of its assets in participations purchased from a single person.

               GENERAL INFORMATION ON COLLATERALIZED SENIOR LOANS

ABOUT SENIOR LOANS

     Collateralized Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Collateralized Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders if the borrower becomes insolvent.

     Collateralized Senior Loans typically are secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, real estate franchises, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, the Fund may invest in Collateralized Senior Loans that are secured by stock in the borrower or its subsidiaries or affiliates. Generally, the agent on a Collateralized Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

     Collateralized Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Collateralized Senior Loan and the rights of the borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Collateralized Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Collateralized Senior Loan to other participants.

     The Fund's investment in Collateralized Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Collateralized Senior Loan (an "original lender"), purchase of an assignment ("assignment") or a portion of a Collateralized Senior Loan from a third party, or acquiring a participation in a Collateralized Senior Loan.

     The agent that arranges a Collateralized Senior Loan is frequently a commercial or investment bank or other entity that originates a Collateralized Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Collateralized Senior Loan. Agents are typically paid fees by the borrower for their services. See "Additional Information About Investments and Investment Techniques -- Originating Collateralized Senior Loans" in the Statement of Additional Information.

     When the Fund is a member of the originating syndicate group for a Collateralized Senior Loan, it may share in a fee paid to the original lenders. When the Fund is an original lender or acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Collateralized Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Collateralized Senior Loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Collateralized Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Collateralized Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

     With respect to any given Collateralized Senior Loan, the rights of the Fund when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Fund in a lender's portion of a Collateralized Senior Loan typically results in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Collateralized Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist where the Fund is the original lender, and the Fund may not directly benefit from the collateral supporting the Collateralized Senior Loan because it may be treated as a creditor of the lender instead of the borrower. Consequently, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Collateralized Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation.

     When the Fund is an original lender, it will have a direct contractual relationship with the borrower. If the terms of an interest in a Collateralized Senior Loan provide that the Fund is in privity with the borrower, the Fund has direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Fund looks to the agent to use appropriate credit remedies against the borrower. When the Fund purchases an assignment, the Fund typically succeeds to the rights of the assigning lender under the Collateralized Senior Loan agreement, and becomes a lender under the Collateralized Senior Loan agreement. When the Fund purchases a participation in a Collateralized Senior Loan, the Fund typically enters into a contractual arrangement with the lender selling the participation, and not with the borrower.

     Should an agent become insolvent, or enter Federal Deposit Insurance Corporation ("FDIC") receivership or bankruptcy, any interest in the Collateralized Senior Loan transferred by such person and any Collateralized Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate.

Where the Fund acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Collateralized Senior Loan transferred by the original lender may be included in its estate. In such an event, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.

                        DESCRIPTION OF CREDIT AGREEMENTS

GENERAL

     The Fund is permitted to borrow an amount up to 33 1/3% [(50% in the case of Preferred Shares)], or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings, without the consent of holders of preferred stock, including the Preferred Shares. The Fund may use the proceeds from borrowings for investment purposes. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings, to the provisions of any other credit agreements with respect to indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines imposed by rating agencies rating such borrowings. Such provisions and guidelines may be more restrictive than those imposed by the 1940 Act.

CREDIT AGREEMENTS

     In February 1999, the Fund began a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income. [The Fund currently is a party to [two] Credit Agreements with financial institutions that permit the Fund to borrow up to an aggregate of $___ million. Interest is payable on each Credit Agreement by the Fund at a variable rate that is tied to either LIBOR, the federal funds rate, or the prime rate and includes a facility fee on unused commitments. As of __________, 2001, the Fund had outstanding borrowings under the Credit Agreements of approximately $[73.5] million. [Collectively, the lenders under the Credit Agreements have a security interest in all assets of the Fund.] [The Credit Agreements terminate on __________, 2002]. The Fund may seek to extend the terms of the Credit Agreements or enter into a similar agreements as investment opportunities in additional Collateralized Senior Loans become available.]

RANKING OF SENIOR INDEBTEDNESS

     The rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund, including those made under each Credit Agreement, will be senior to the rights of holders of preferred shares, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

     The Credit Agreements include usual and customary covenants for these types of transactions, including limits on the Fund's ability to (i) make, create, incur or permit to exist any lien with respect to its property except for certain specified types of liens, (ii) merge, consolidate, convey, transfer, lease or otherwise dispose of substantially all of its assets except for sales and dispositions in the ordinary course of business, (iii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, (iv) enter into transactions with affiliates except upon fair and reasonable terms no less favorable to the Fund than would be obtained in a comparable arm's-length transaction, (v) create, incur, assume or permit to exist contingent obligations except for certain specified types of contingent obligations, (vi) create or permit to exist lease obligations for the payment of rent, (vii) engage in any business activity other than as a non-diversified closed-end management investment company, become an open-end management investment company or violate its investment policies or investment restrictions, (vii) make any significant change in accounting treatment or reporting practices, except as required by GAAP, (viii) enter into any agreement (excluding the Credit Agreements) prohibiting the creation or assumption of any lien upon its properties, revenues or assets except in certain specified circumstances, (ix) enter into any sale and leaseback arrangements, (x) enter into any agreement prohibiting the ability to modify the Credit Agreements, (xi) enter into or incur any liability relating to an employee benefit plan, and (xii) declare or pay dividends and distributions or redeem, retire or otherwise acquire capital stock except under certain conditions.

     In addition, the Credit Agreements do not permit the Fund to declare dividends or other distributions with respect to the Preferred Shares or purchase or redeem shares of Preferred Shares at any time that an event of default under the Credit Agreements has occurred and is continuing.

     Under the requirements of the 1940 Act, the Fund must have asset coverage for its indebtedness of at least 300% immediately after any borrowing, including borrowings under the Credit Agreements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

     The Credit Agreements have specified events of default which permit the lenders to seek remedies against the assets of the Fund. These events of default are customary for the types of transaction reflected by the Credit Agreements and include: (i) failure to pay any amount of principal as required or to pay interest within 5 days after it becomes due; (ii) material misrepresentations by the Fund; (iii) cross-default and cross-acceleration events with respect to the Fund; (iv) a bankruptcy or insolvency event with respect to the Fund or Adviser;
(v) specified judgments against the Fund; (vi) violation of an investment policy or investment restriction that results in the determination of the lenders, in a fundamental change in the Fund's credit quality; and (vii) change of control of the Adviser.

                                  RISK FACTORS

     Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

     [PAYMENT AND REDEMPTION RESTRICTIONS. Under the terms of Credit Agreements, the Fund is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time thereof, the Fund meets the asset coverage requirements under the Credit Agreement and (ii) there is no event of default under the Credit Agreements. See "Description of Credit Agreements -- Restrictive Covenants and 1940 Act Restrictions."]

     AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails, that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to holders of Preferred Shares, which could affect the liquidity of your investment.

     SECONDARY MARKET RISK. Preferred Shares are not registered on a stock exchange or the Nasdaq stock market. Broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than ____ days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period.

     RATINGS AND ASSET COVERAGE RISK. While _______ and _______ assign ratings of "___" or "___" to the Preferred Shares, respectively, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade Preferred Shares, which may make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares. See "Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

     LEVERAGE RISK. The Fund uses financial leverage for investment purposes by employing leverage instruments (e.g., borrowing or issuing preferred shares of beneficial interest). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Leverage amplifies the effect of fluctuations in the Fund's portfolio value on the Preferred Shares asset coverage. Borrowed funds pursuant to any credit facility constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the total assets of the Fund in liquidation.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. It is anticipated that the Fund may reborrow amounts under the Credit Agreements or a similar agreement as investment opportunities in additional Collateralized Senior Loans become available.]

     Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     CREDIT RISKS AND REALIZATION OF INVESTMENT OBJECTIVE. Generally, the Collateralized Senior Loans in which the Fund invests are collateralized with assets of the borrower. The value of the collateral may decline below the principal amount of the Collateralized Senior Loan subsequent to the Fund's investment in such Collateralized Senior Loan, causing the Collateralized Senior Loan to be undercollateralized.

     Collateralized Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Collateralized Senior Loans may have either issued debt securities that are rated lower than investment grade, i.e., rated lower than "Baa" by Moody's or "BBB" by S&P, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. Debt securities rated lower than investment grade are frequently called "junk bonds," and are generally considered predominantly speculative with respect to the issuing company's ability to meet principal and interest payments.

     In the event a borrower fails to pay scheduled interest or principal payments on a Collateralized Senior Loan held by the Fund, the Fund could experience a reduction in its income and a decline in the market value of the Collateralized Senior Loan, and may experience a decline in the NAV of the Fund's common stock or the amount of its dividends. Because the primary source of income for the Fund is the interest and principal payments on the Collateralized Senior Loans in which it invests, any payment default by an issuer of a Collateralized Senior Loan would have a negative impact on the Fund's ability to pay dividends on the common stock or Preferred Shares, and could result in the redemption of some or all of the Preferred Shares.

     If a Collateralized Senior Loan is acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender. See "General Information on Collateralized Senior Loans -- About Collateralized Senior Loans." Further, the liquidation of the collateral underlying a Collateralized Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Fund may invest. As of __________, 2001, approximately __% of the Fund's net assets and __% of total assets consisted of non-performing Collateralized Senior Loans.

     In the event of a bankruptcy of a borrower, the Fund could experience delays to or limitations on its ability to realize the benefits of the collateral securing the Collateralized Senior Loan. Among the credit risks involved in a bankruptcy would be an assertion that the pledging of collateral to secure the Collateralized Senior Loan constituted a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the rights of other creditors of the borrower under applicable law.

     Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and such analysis may be difficult to perform for many issuers. Information about interests in Collateralized Senior Loans generally will not be in the public domain, and some interests are not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders, including the Fund, and information may be available from other Collateralized Senior Loan participants or agents that originate or administer Collateralized Senior Loans.

     LIMITED SECONDARY MARKET FOR COLLATERALIZED SENIOR LOANS. Although it has grown significantly, the secondary market for Collateralized Senior Loans is limited compared to corporate securities where there is an organized exchange. There is no organized exchange or board of trade on which Collateralized Senior Loans may be traded. Instead, the secondary market for Collateralized Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, some of the Collateralized Senior Loans in which the Fund invests may be relatively illiquid. In addition, Collateralized Senior Loans in which the Fund invests may require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Fund's ability to sell Collateralized Senior Loans. The Fund may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These events may cause the Fund to sell financial instruments at lower prices than it would otherwise consider to meet cash needs and may cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Fund purchases a relatively large Collateralized Senior Loan to generate income, the limitations of the secondary market may inhibit the Fund from selling a portion of the Collateralized Senior Loan and reducing its exposure to a borrower when the Sub-Adviser would prefer to do so.

     In addition, because the secondary market for Collateralized Senior Loans is limited, it may be difficult to value some Collateralized Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     INCOME RISK. The Fund invests primarily in Collateralized Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common stock and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to pay down borrowings and redeem Preferred Shares in order to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code, there can be no assurance that such actions can be effected in time to meet Code requirements. See "Federal Taxation -- Federal Income Tax Treatment of the Fund."

     HIGH YIELD/LOWER RATED SECURITIES. The high yield/lower rated securities that the Fund may purchase (commonly known as "junk bonds") will generally be rated, at the time of investment, below investment grade by Moody's (below Baa) or by S&P (below BBB) or another NRSRO or, if unrated, will be of comparable quality. These lower rated and comparable unrated securities involve greater risk than higher rated securities. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Sub-Adviser's credit analysis than would be the case when the Fund invests in rated securities.

     High yield/lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value and liquidity of high yield/lower rated securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

     The secondary markets for high yield/lower rated securities are not as liquid as the secondary markets for higher rated securities, thus having an adverse effect on the Fund's ability to dispose of particular portfolio investments and possibly limiting the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

     High yield/lower rated securities may be particularly susceptible to economic downturns. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     While the market values of corporate debt securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher rated loans, the market values of the former also tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated loans. The risk of loss due to default by the issuers of these loans is significantly greater because such loans may be unsecured and may be subordinate to other creditors of the issuer.

     INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest in Collateralized Senior Loans and debt securities of borrowers that are organized or located in countries other than the United States, provided that such Collateralized Senior Loans and debt securities are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investments in non-U.S. issuers involve special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity.

     NON-DIVERSIFICATION. The Fund has elected to operate as a "non-diversified" company in order to enhance its flexibility to invest more than 5% of the value of its assets in the obligation of any single issuer. In addition, the Fund may invest more than 5% of its assets in participations purchased from a single person. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified company to any single corporate, economic, political or regulatory occurrence.

     INTEREST RATE RISK. The floating or variable rate feature of Collateralized Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate related fluctuating in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short-term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Sub-Adviser expects the Fund's policy of acquiring interests in floating rate Collateralized Senior Loans to minimize fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Collateralized Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage.

                                 NET ASSET VALUE

     The NAV per share of Common Stock of the Fund is determined no less frequently than weekly, generally on the last business day of the week, and at such other times as the Board of Directors may determine. NAV per share of Common Stock is determined by calculating the total value of the Fund's assets, deducting its total liabilities and the liquidation value of the Fund's outstanding preferred shares (without giving effect to any potential redemption premium with respect to such preferred shares), and dividing the result by the number of shares of Common Stock outstanding. The NAV per share of Common Stock is made available for publication.

     Market values for Collateralized Senior Loans held in the Fund's portfolio are generally valued on a mark-to-market basis as determined by an independent pricing service. The Collateralized Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Collateralized Senior Loans are generally traded by institutional investors in an over-the-counter secondary market that has developed during the past decade. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Collateralized Senior Loans have few or no trades. Accordingly, determinations of the market value of some Collateralized Senior Loans may be based on infrequent and dated trades. If an appropriate market price is not available, Collateralized Senior Loans may be valued at market value by the Adviser, with assistance from an independent pricing service retained at the Fund's expense. The Adviser may rely on actual transactions, quotations from market makers and other facts and circumstances relevant to the determination of market value. If an appropriate market price is not available, interests in Collateralized Senior Loans may also be valued at fair value in accordance with any additional guidelines established by the Board of Directors. Fair value is intended to approximate market value. For further information, see "Risk Factors -- General Risks of Investing in the Fund -- Limited Secondary Market for Collateralized Senior Loans."

     In valuing a Collateralized Senior Loan at fair value, the Adviser, with assistance from the Sub-Adviser may consider, among other factors, some or all of the following: (i) the nature and pricing history (if any) of the portfolio instrument, (ii) whether any dealer quotations for the portfolio instrument are available, (iii) possible valuation methodologies that could be used to determine the fair value of the portfolio instrument, (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the portfolio instrument, (v) the liquidity or illiquidity of the market for the particular portfolio instrument, (vi) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower, (vii) the current interest rate and maturity of the Collateralized Senior Loan, (viii) recent market prices for publicly traded debt and/or equity issues, if any, of the borrower, (ix) recent market prices for instruments of similar quality, rate, period until next interest rate reset and maturity, and (x) the expected recovery value of a Collateralized Senior Loan if the borrower is in default of a material covenant or not paying interest and/or principal on a timely basis.

     Uncollateralized senior loans will be valued in accordance with the guidelines for Collateralized Senior Loans. Fund assets, other than Collateralized Senior Loans and uncollateralized senior loans, for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

                                   THE AUCTION

SUMMARY OF AUCTION PROCEDURES

     The following is a brief summary of the auction procedures. They are described in more detail in the Statement of Additional Information. The auction determines the dividend rate for Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares -- Dividends and Dividend Periods." You may buy, sell or hold Preferred Shares in the auction.

     If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid, and hold.

 .    If you enter a sell order, you indicate that you want to sell Preferred
     Shares at $25,000 per share, no matter what the next rate period's dividend rate will be.

 .    If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next rate period's dividend rate is less than the rate you specify.

 .    If you enter a hold order, you indicate that you want to continue to own
     Preferred Shares, no matter what the next rate period's dividend rate will be.

     You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the rate period is longer than ____ days, the broker-dealer will treat your failure to submit a bid as a sell order.

     If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

     Broker-dealers will submit orders from existing and potential stockholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing stockholders and potential stockholders. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund.

     The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a rate period of one year or longer, of the purchase price of Preferred Shares placed by the broker-dealers at the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential stockholders, would result in existing and potential stockholders owning all the Preferred Shares available for purchase in the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing stockholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

     The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends of Preferred Shares and in so doing to help protect the earnings available to pay dividends on Common Stock, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

     If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next rate period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

     The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. Throughout this Prospectus, a business day is a day on which the NYSE is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York are authorized or obligated by law to close.

     The first auction for Series _____ Preferred Shares will be held on ______, 2002, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions for Preferred Shares will normally be held every _________, and each subsequent rate period for Series _____ Preferred Shares will normally begin on the following
_________.

     The first auction for Series ____ Preferred Shares will be held on ________, 2002, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special sale periods, auctions for Series _____ Preferred Shares will normally be held every _________, and each subsequent rate period for Series _____ Preferred Shares will normally begin on the following _________.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current stockholders. The three current stockholders and three potential stockholders submit orders through broker-dealers at the auction:

Current Shareholder A         Owns 500 shares, wants to sell all     Bid order of 2.5% rate for all 500
                              500 shares if auction rate is less     shares
                              than 2.5%

Current Shareholder B         Owns 300 shares, wants to hold         Hold order - will take the auction
                                                                     rate

Current Shareholder C         Owns 200 shares, wants to sell all     Bid order of 2.3% rate for all 200
                              200 shares if auction rate is less     shares
                              than 2.3%

Potential Shareholder D       Wants to buy 200 shares                Places order to buy at or above 2.4%

Potential Shareholder E       Wants to buy 300 shares                Places order to buy at or above 2.3%

Potential Shareholder F       Wants to buy 200 shares                Places order to buy at or above 2.5%

     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.4% (the offer by D). Therefore, the dividend rate will be 2.4%. Current stockholders B and C will continue to own their shares. Current shareholder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential shareholder D will buy 200 shares and potential shareholder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential shareholder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

     The broker-dealers (including the Underwriter) expect, but are not obligated, to maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The

Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     An existing shareholder may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures,
(2) to a broker-dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a broker-dealer who is listed on the records of that broker-dealer as the holder of such shares to that broker-dealer or another customer of that broker-dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such broker-dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the broker-dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the auction agent of such transfer.

                         DESCRIPTION OF PREFERRED SHARES

GENERAL

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, you may refer to the Fund's Article Supplementary, which are attached as Appendix A to the Statement of Additional Information and other charter documents, which have been filed with the Commission as exhibits to the Fund's registration statement on Form N-2 of which this Prospectus is a part.

     Under the Articles, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Stock. The Articles Supplementary authorize the creation of up to _____ Preferred Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. The following is a general description of dividends and rate periods. See the Statement of Additional Information for a more detailed discussion of this topic. The dividend rate for the initial rate period for Preferred Shares offered in this Prospectus will be the rate set out on the cover of this Prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held _______, but the rate set at the auction will not exceed the maximum rate. Rate periods generally will be ____ days, and a rate period generally will begin on the first calendar day after an auction for Series ____ and Series ____. In most instances, dividends are also paid _______ on the business day following the end of the rate period. The Fund, subject to some limitations, may change the length of rate periods, designating them as "special rate periods." See "-- Designation of Special Rate Periods."

     DIVIDEND PAYMENTS. Except as provided below, the dividend payment date will be the first business day after the rate period ends. The dividend payment date for special rate periods of more than ____ days will be set out in the notice designating a special rate period. See "-- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

     Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

     The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these stockholders will not have funds available until the next business day.

     DIVIDEND RATE SET AT AUCTION. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. __________, the auction agent, reviews orders from broker-dealers on behalf of existing stockholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential stockholders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The shares in this offering will trade at auctions starting __________. See "The Auction."

     DETERMINATION OF DIVIDEND RATES. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

     If an auction for any subsequent rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent rate period.

     MAXIMUM RATE. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by [Moody's] and [S&P]:


[Moody's] Credit Rating      [S&P] Credit Rating        Applicable Percentage
-----------------------      -------------------        ---------------------
    aa3 or Above                AA- or Above                     150%
      a3 to a1                    A- to A+                       160%
    baa3 to baa1                BBB- to BBB+                     250%
     Below baa3                  Below BBB-                      275%

     EFFECT OF FAILURE TO PAY DIVIDENDS IN A TIMELY MANNER. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon New York City time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares of that series for the first subsequent rate period thereafter, and the dividend rate for Preferred Shares of that series for that subsequent rate period will be the maximum rate.

     However, if the Fund does not effect a timely cure, no auction will be held for Preferred Shares of that series for the first subsequent rate period thereafter (and for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares of that series for each subsequent rate period will be the default rate.

     The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, common stock) in respect of common stock or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Preferred Shares; (2) it has redeemed any Preferred Shares that it has called for mandatory redemption; and
(3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

     The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common stockholders. The Fund does not currently expect to hold auctions and pay dividends less frequently than _______ in the near future. If the Fund designates a special rate period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

     Before the Fund designates a special rate period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special rate period is less than eight days) and not more than 30 business days before the first day of the proposed special rate period, the Fund must issue a press release stating its intention to designate a special rate period and inform the auction agent of the proposed special rate period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special rate period by 3:00 p.m. New York City time on the second business day before the first day of the proposed special rate period.

VOTING RIGHTS

     In addition to voting rights described below under "Description of Capital Structure" and in the Statement of Additional Information under "Investment Restrictions," holders of Preferred Shares, voting as a separate class, are entitled to elect (1) two directors of the Fund at all times and (2) a majority of the directors if at any time dividends on Preferred Shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

     So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act. In the event a vote of holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and/or preferred shares necessary to authorize the action in question.

REDEMPTION

     MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles, Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred shares of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days, and not more than 40 calendar days, prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Fund would have eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

     Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on any outstanding preferred stock, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment; provided however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

     Subject to the rights of holders of any series ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of the Preferred Shares of the full preferential amounts provided for as described herein, the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

     Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

     The Fund is required under [Moody's] and [S&P] guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount defined below. [Moody's] and [S&P] have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The [Moody's] and [S&P] guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and
(iv) certain other current liabilities.

     The Fund is also required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of stock in the Fund, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of ____________, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

         Value of Fund assets less liabilities
          not constituting senior securities               $
  ----------------------------------------------------     ------------  = ____%
   Senior securities representing indebtedness plus        $
       liquidation value of the Preferred Shares

     In the event the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by [Moody's] or [S&P]. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from [Moody's] or [S&P], or both, as appropriate, that any such change would not impair the ratings then assigned by [Moody's] and [S&P] to the Preferred Shares.

     As described by [Moody's] and [S&P], a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to [Moody's] and [S&P] by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     The rating agency guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to [Moody's] or [S&P], or both, for rating Preferred Shares.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. There are nine directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and eight of whom are not "interested persons". The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

     INVESTMENT ADVISER

     SBFM, located at 125 Broad Street, New York, New York 10004, serves as the Fund's investment adviser and administrator. SBFM, in turn, has retained Travelers Asset Management International Company LLC., also a wholly-owned subsidiary of Citigroup, as the Sub-Adviser. The Adviser, through its predecessors, has been in the investment counseling business since 1934 and is a registered investment adviser. The Adviser manages investment companies that had total assets of approximately $[133.5] billon as of _________ __, 2001. The Fund pays the Adviser for the services it provides to the Fund a monthly fee at an annual rate of 1.05% of the value of the Fund's average weekly assets out of which the Adviser pays the Sub-Adviser for its sub-advisory services to the Fund. The Adviser is an indirect wholly-owned subsidiary of Citigroup Inc ("Citigroup"). Citigroup businesses produce a broad range of financial services
- - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - - and use diverse channels to make them available to consumer and corporate customers around the world.

     Pursuant to an Investment Management and Administrative Agreement with the Fund (the "Investment Advisory Agreement") and subject to the supervision and direction of the Board, SBFM is responsible for the overall management of the Fund's affairs, including developing a program for the investment and reinvestment of the Fund's assets, recommending to the Board the appropriate leverage ratio, consulting with the Sub-Adviser concerning holding strategies that may be employed and supplying certain officers of the Fund.

     As administrator, the Adviser provides the following services: determination and publication of the Fund's net asset value, maintenance of the books and records of the Fund as required under the 1940 Act, assistance in the payment and filing of the Fund's tax returns, review of and arrangement for the payment of the Fund's expenses, preparation of certain materials for the Fund's proxy statements and shareholder reports, preparation of reports to the Commission, monitoring the performance of all service providers to the Fund, responding to shareholder inquiries, and assistance with such other services as generally may be required to properly carry on the business and operations of the Fund.

     SUB-ADVISER

     TAMIC, located at 399 Park Avenue, New York, New York 10043, is a registered investment adviser and currently manages assets with a value of $[___] billion as of ________, 2001. For its services, TAMIC receives from SBFM a monthly fee at an annual rate of 0.50% of the value of the Fund's average weekly assets. TAMIC officers, including those who will be primarily responsible for management of the Fund, are also involved in management of the general accounts of TAMIC's insurance company affiliates. As of ________, 2001, those persons managed $___ million of assets invested in Collateralized Senior Loans by those affiliates.

     [Glenn N. Marchak, a certified public accountant, joined the Sub-Adviser in 1998 as a Senior Vice President and is primarily responsible for the day-to-day management of the Fund's portfolio, as well as the management of assets of the Sub-Adviser's insurance company affiliates invested in Collateralized Senior Loans. From 1997 to 1998, Mr. Marchak was a Managing Director of Smith Barney Inc. charged with developing and heading that firm's leveraged lending and loan syndication efforts and previously was a Senior Vice President and Head of Loan Syndications at National Westminster Bank plc. from 1993 to 1997. Mr. Marchak was a Vice President at Citibank, N.A. in the Loan Syndications Department and prior to that the Leveraged Finance Department from 1986 to 1993. He began his business career in 1980 at Arthur Young & Co. where he was a Manager in the Audit Department and a founder of that firm's Reorganization and Insolvency practice.]

                           CUSTODIAN, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT AND REGISTRAR

     PFPC, whose address is P.O. Box 8030, Boston, Massachusetts 02266, will act as transfer agent, dividend paying agent, and registrar for the Preferred Shares. PFPC Trust Company located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, acts as the Fund's custodian and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for securities bought and sold by the Fund.

                                FEDERAL TAXATION

     The following is intended to be a general summary of certain federal income tax consequences of investing in Preferred Shares and is based on the applicable tax laws of the United States, which are subject to change retroactively or prospectively, as of the date of this Prospectus. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to its stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

     Based in part on its lack of any present intention to redeem or purchase Preferred Shares at any time in the future and upon the advice of tax counsel, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund for federal income tax purposes and distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of the Fund's distributions set forth above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the taxable income of the recipient and would be taxed as ordinary income. Willkie Farr & Gallagher has advised the Fund that, in its opinion, should the IRS pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail if the issue were properly litigated. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. [Because the Fund currently has a significant capital loss carry forward, it is not anticipated that the Fund will distribute net capital gains to stockholders, including holders of the Preferred Shares, for the foreseeable future.] See "Tax Matters -- Federal Income Tax Treatment of Holders of Preferred Shares" in the Statement of Additional Information.

SALE OF SHARES

     The sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between their basis in the Preferred Shares and the amount received in exchange therefor. If such shares of Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), of all of a shareholder's Preferred Shares by the Fund generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such Preferred Shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date such Preferred Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income taxes, 30.5% (30% after December 31, 2001) of all dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that the stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

     Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain Fund distributions at a rate of 30% or such lower rate as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

                          DESCRIPTION OF CAPITAL STOCK

     The Articles authorize the issuance of 150,000,000 shares of capital stock of the Fund, designated initially pursuant to the Articles as Common Stock, par value $.001 per share. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series from time to time by setting or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. All shares of Common Stock have equal rights as to the payment of dividends, distributions and voting privileges. Shares of Common Stock are fully paid and non-assessable when issued and have no conversion, preemptive or other subscription rights. There are no cumulative voting rights for the election of directors. Whenever Preferred Shares are outstanding, stockholders of common stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions.

     The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than under the Dividend Reinvestment Plan. An offer, if made, would require the approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act, which requires that shares may not be sold at a price below net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to one or more classes of the Fund's capital stock or with the consent of a majority of the outstanding shares of Common Stock. The Common Stock has traded on the NYSE since 1998.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who: (i) is not a person or affiliate of a person (excluding investment companies advised by the Fund's initial investment adviser or any of its affiliates) who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund and the affirmative vote of at least 75% of the Continuing Directors, as defined above, will be required to amend the Articles to change any of the provisions in this paragraph and certain other provisions described in this section.

     The affirmative vote of at least 75% of the entire Board of Directors and the holders of at least: (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund in the case of (iv) and (v) below and (ii) in the case of a Business Combination (as defined below), 66-2/3% of the votes entitled to be cast thereon by the stockholders of the Fund, including at least 66-2/3% of the votes entitled to be cast thereon other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions: (i) merger, consolidation or statutory share exchange of the Fund with or into any other person; (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) sales of debt securities of the Fund in a public or private offering, (b) sales of other securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund; (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio assets in connection with borrowings and debt securities) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii), and (iii) above being known individually as a "Business Combination"); (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles to terminate the Fund's existence; or (v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law, including a change in investment objective.

     However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 75% of the Continuing Directors, or certain pricing and other conditions specified in the Articles are met. In such cases, depending upon whether a shareholder vote would be required under Maryland law without regard to the provisions of the Articles of Incorporation, either (i) a majority of the votes entitled to be cast by the stockholders will be sufficient to authorize the transaction, or
(ii) no shareholder vote will be required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of at least 75% of the Continuing Directors, a majority of the votes entitled to be cast by the stockholders will be sufficient to authorize the transaction.

     The Board believes that the provisions of the Articles relating to the foregoing voting requirements, which are generally greater than those required under Maryland law or by the 1940 Act, are in the best interest of the Fund and its stockholders. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation."

     The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted in an election to fill that directorship.

     Reference should be made to the Articles and By-Laws of the Fund on file with the Commission for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its stockholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of Common Stock in the market at market prices and the making of one or more tender offers for Common Stock at net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these steps with respect to the Fund. Accordingly, the Fund cannot assure you that the Board will decide to take any of these actions, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See this Prospectus under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

     Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement between the Underwriter and the Fund (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Fund has agreed to sell, _____ shares of Series ___ Preferred Shares and _____ shares of Series ____ Preferred Shares offered hereby.

     The Underwriting Agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all of the Preferred Shares offered hereby if it purchases any of the Preferred Shares. In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), or to contribute payments the Underwriter may be required to make for any of those liabilities.

     The Fund has been advised by the Underwriter that it proposes initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $____ per share. The sales load the Fund will pay of $____ per share is equal to ____% of the initial offering price. After the initial public offering, the Underwriter may change the public offering price and the concession. Investors must pay for the Preferred Shares offered pursuant to this Prospectus on or before ______, ___ 2002.

     The Fund anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be an underwriter. The Fund anticipates that the Underwriter or one of its affiliates may from time to time act in auctions as a broker-dealer and will receive fees as described under "The Auction" in this Prospectus and in the Statement of Additional Information. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                                  LEGAL MATTERS

     Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Willkie Farr & Gallagher, New York, New York, and for the Underwriter by Simpson Thacher & Bartlett, New York, New York. Willkie Farr & Gallagher and Simpson Thacher & Bartlett may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                                     EXPERTS

     The financial statements of the Fund at September 30, 2001 have been audited by KPMG LLP, independent auditors, as set forth in their report incorporated by reference in the Statement of Additional Information, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG is 757 Third Avenue, New York, New York 10017.

                               FURTHER INFORMATION

     The Fund has filed with the Commission a registration statement under the Securities Act with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the Commission. The registration statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Fund's 1940 Act registration number is 811-08985.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at 233 Broadway, New York, New York 10279. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                                 Page
                                                                                                 ----

Additional Information about Investments and Investment Techniques..............................  B-
Investment Restrictions.........................................................................  B-
Directors and Officers..........................................................................  B-
Code of Ethics..................................................................................  B-
Investment Management and Other Services........................................................  B-
Portfolio Transactions..........................................................................  B-
Additional Information Concerning the Auctions for Preferred Shares.............................  B-
Description of Preferred Shares.................................................................  B-
[Moody's] and [S&P] Guidelines..................................................................  B-
Federal Taxation................................................................................  B-
Advertising and Performance Data................................................................  B-
Financial Statements............................................................................  B-
Glossary........................................................................................  B-
Appendix A:  Ratings of Investments.............................................................  B-

     No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, any information or representation must not be relied upon as having been authorized by the Fund, the Fund's Adviser, Sub-Adviser or by the underwriter of the offering described in this Prospectus. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sale made pursuant to this Prospectus, under any circumstances, is intended to create an implication that there has been no change in the affairs of the Fund since the date of this Prospectus or that the information in this Prospectus is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.

     Until __________ __, 2002 (25 days after the effective date of this Prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                  $___________

                       TRAVELERS CORPORATE LOAN FUND INC.

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

                          ______ SHARES, SERIES ______

                          ______ SHARES, SERIES ______

                     ______________________________________

                                   PROSPECTUS

                              ___________ __, 2002

                     ______________________________________

                              SALOMON SMITH BARNEY

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED _______ __, 2002

                       TRAVELERS CORPORATE LOAN FUND INC.

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated __________, 2002. This SAI does not include all information that a prospective investor should consider before purchasing shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-___-____.

         Capitalized terms used but not defined in this SAI are defined in the glossary beginning on page ____.

         The date of this Statement of Additional Information is _______, 2002.

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
INVESTMENT OBJECTIVE ...................................................................................     4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES .....................................     4
EQUITY SECURITIES ......................................................................................     4
     REPURCHASE AGREEMENTS .......................................... ..................................     4
     REVERSE REPURCHASE AGREEMENTS .....................................................................     4
     LOANS OF PORTFOLIO ASSETS .........................................................................     5
     WHEN-ISSUED AND DELAYED DELIVERY FINANCIAL INSTRUMENTS ............................................     5
     HIGH YIELD/LOWER RATED SECURITIES .................................................................     6
     DERIVATIVE INSTRUMENTS ............................................................................     6
     BORROWING .........................................................................................     8
     ILLIQUID OR RESTRICTED FINANCIAL INSTRUMENTS ......................................................     8
     MONEY MARKET INSTRUMENTS AND GOVERNMENT SECURITIES ................................................     8
     ADDITIONAL INFORMATION ON COLLATERALIZED SENIOR LOANS .............................................     9
INVESTMENT RESTRICTIONS ................................................................................    13
DIRECTORS AND OFFICERS .................................................................................    14
     BOARD OF DIRECTORS ................................................................................    14
     COMPENSATION OF DIRECTORS .........................................................................    16
CODE OF ETHICS .........................................................................................    17
INVESTMENT MANAGEMENT AND OTHER SERVICES ...............................................................    17
     THE ADVISER .......................................................................................    17
     IMPORTANT TERMS OF ADVISORY AND SUB-ADVISORY AGREEMENTS ...........................................    17
PORTFOLIO TRANSACTIONS .................................................................................    18
     PORTFOLIO TURNOVER RATE ...........................................................................    19
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES ....................................    19
     GENERAL ...........................................................................................    19
     CONCERNING THE AUCTION AGENT ......................................................................    21
     BROKER-DEALERS ....................................................................................    22
SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT ................................................    22
DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE ........................    23
     ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES .....    24
     NOTIFICATION OF RESULTS; SETTLEMENT ...............................................................    25
DESCRIPTION OF PREFERRED SHARES ........................................................................    26
     GENERAL ...........................................................................................    26
     DIVIDENDS AND DIVIDEND PERIODS ....................................................................    26
RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS ...............................................    28
     REDEMPTION .................... ...................................................................    29
     ASSET MAINTENANCE .................................................................................    31
     VOTING ............................................................................................    33
     RESTRICTIONS ON TRANSFER ..........................................................................    34
[MOODY'S] AND [S&P] GUIDELINES .........................................................................    34
     GENERAL ...........................................................................................    34
     [Moody's] GUIDELINES ..............................................................................    35
     [S&P] GUIDELINES ..................................................................................    36
     CERTAIN OTHER RATING AGENCY RESTRICTIONS ..........................................................    39
FEDERAL TAXATION .......................................................................................    40
QUALIFICATION AS A REGULATED INVESTMENT COMPANY ........................................................    40
EXCISE TAX ON REGULATED INVESTMENT COMPANIES ...........................................................    41
     HEDGING TRANSACTIONS ..............................................................................    41
     DISTRIBUTIONS .....................................................................................    42
     SALE OF SHARES ....................................................................................    42

     FOREIGN SHAREHOLDERS.........................................................      43
FINANCIAL STATEMENTS .............................................................      44
GLOSSARY .........................................................................     A-1
DESCRIPTION OF [MOODY'S] DEBT RATINGS OF INVESTMENTS .............................     B-1

         The Prospectus and this SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office for no charge. The registration statement is also available on the Commission's website (www.sec.gov).

                              INVESTMENT OBJECTIVE

         The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in interests in floating or variable rate collateralized senior loans ("Collateralized Senior Loans") to corporations, partnerships or other business entities operating in various industries (other than the business of primarily investing, reinvesting or trading in securities or other financial instruments) and geographic regions. The Collateralized Senior Loans in which the Fund invests are generally rated, at the time of acquisition, below investment grade by Moody's Investors Service, Inc. ("Moody's") (below Baa) or Standard & Poor's Ratings Group ("S&P") (below BBB) or another nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality as determined by the Sub-Adviser. Collateralized Senior Loans may also be extended to borrowers which have outstanding debt securities that are similarly rated below investment grade. No assurance can be given that the Fund will achieve its investment objective.

         Under normal market conditions, the Fund invests at least 80% of its total assets in Collateralized Senior Loans (either as an original lender or as the purchaser of an assignment or participation). The Fund may also invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the date of acquisition, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio and certain other securities received in connection with investments in Collateralized Senior Loans.

       ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES

         Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

EQUITY SECURITIES

         In limited circumstances, the Fund may receive warrants, other equity securities and junior debt securities as part of its investments in Collateralized Senior Loans. Such equity securities and junior debt securities will not be treated by the Fund as Collateralized Senior Loans. Investments in loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entail certain additional risks, such as financial and market risks to those associated with an investment in Collateralized Senior Loans. At times, in connection with the restructuring of a Collateralized Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Collateralized Senior Loan Interest.

REPURCHASE AGREEMENTS

         When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a financial instrument at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield to the Fund (buyer) during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying financial instruments. The Adviser will monitor the value of the financial instrument underlying the repurchase agreement at the time the transaction is entered into and during the term of the repurchase agreement to ensure that the value of the financial instruments always exceeds the repurchase price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying instruments. The Fund may enter into repurchase agreements with certain banks or non-bank dealers deemed creditworthy by the Adviser.

REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Adviser or the Sub-Adviser to be

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creditworthy. Under a reverse repurchase agreement, the Fund would sell
Collateralized Senior Loans, uncollateralized senior loans or securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will typically establish and maintain a segregated account, with its custodian or a designated sub-custodian, containing liquid assets in an amount not less than the repurchase price marked to market daily (including accrued interest), and will subsequently review the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. In the event the buyer of Collateralized Senior Loans, uncollateralized senior loans or securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the Collateralized Senior Loans, uncollateralized senior loans or securities, and the Fund's use of proceeds of the reverse repurchase agreement effectively may be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent the Fund does not establish and maintain a segregated account (as described below).

LOANS OF PORTFOLIO ASSETS

         The Fund may lend portfolio assets (including Collateralized Senior Loans). By doing so, the Fund will attempt to increase its income through the receipt of interest payments on the loan. In the event of the bankruptcy of the other party to either a financial instrument loan or a repurchase agreement, the Fund could experience delays in recovering either the instrument it lent or its cash. To the extent that, in the meantime, the value of the assets the Fund lent has increased or the value of the assets it purchased with cash collateral has decreased, the Fund could experience a loss.

         The Fund may lend financial instruments from its portfolio if liquid assets in an amount at least equal to the current market value of the instruments loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any assets that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of or take possession of such collateral. During the time assets are on loan, the borrower will make payments in respect of any accrued income on those assets, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in financial instruments in which the Fund is permitted to invest. The value of assets loaned and collateral received will be marked to market daily. Portfolio investments purchased with cash collateral are subject to possible depreciation. Loans of assets by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned assets, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. The Fund does not currently intend to make loans of portfolio assets with a value in excess of 33-1/3% of the value of its total assets (including the value of assets purchased with collateral received in respect of the loans).

WHEN-ISSUED AND DELAYED DELIVERY FINANCIAL INSTRUMENTS

         The Fund may purchase financial instruments (including Collateralized Senior Loans) on a when-issued or delayed delivery basis. Financial instruments purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a financial instrument on a when-issued or delayed delivery basis prior to delivery. Such financial instruments are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a financial instrument on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will make commitments to purchase financial instruments on a when-issued or delayed delivery basis only with the intention of actually acquiring the instruments but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase financial instruments on a

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when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery financial instruments as senior financial instruments representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

HIGH YIELD/LOWER RATED SECURITIES

         Under normal market conditions, the Fund may invest up to 20% of its total assets in high yield/lower rated securities with remaining maturities not exceeding five years at the time of acquisition by the Fund. These securities are rated below investment grade (lower than Baa by Moody's or BBB by S&P or comparable ratings by other NRSROs) or, if unrated, have characteristics similar to such securities as determined by the Fund's Sub-Adviser.

         Lower rated securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuer and to greater market fluctuations than certain lower yielding, higher rated securities. In addition, high yield securities are often unsecured and subordinated obligations of the issuer. Accordingly, following an event of default or liquidation or bankruptcy of the issuer, the Fund might not receive payments to which it is entitled as a result of its position as an unsecured or subordinated creditor, or may receive distributions of non-income producing securities, including common stock. Therefore, the Fund may experience a decline in the value of its investment and possibly its net asset value. The retail secondary market for lower rated securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult, at times, for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

         Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower rated securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower rated securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

         In selecting high yield/lower rated securities for the Fund, the Sub-Adviser evaluates the creditworthiness of an issuer and seeks to identify those with stable or improving financial conditions. The Fund's Sub-Adviser also considers general industry trends, the issuer's managerial strength, market position, debt maturity schedules and liquidity.

DERIVATIVE INSTRUMENTS

         The Fund has the ability, pursuant to its investment objectives and policies, to engage in certain hedging transactions. The Fund may use these strategies to (a) attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, (b) protect the Fund's unrealized gains in the value of its portfolio investments to facilitate the sale of such investments for investment purposes, (c) establish a position in the market as a temporary substitute for purchasing a particular investment, or (d) seek to enhance income or gain or to attempt to achieve the economic equivalent of floating rate interest payments on fixed-rate debt securities it holds. The Fund will engage in such activities from time to time in the Sub-Adviser's discretion, and may not necessarily be engaging in such activities when movements occur in interest rates or in the markets generally that could affect the value of the assets of the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

         Although the Fund does not currently intend to do so, as part of its strategies, the Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on financial instruments, financial indices and futures contracts, enter into the interest rate transactions discussed below and enter into other similar transactions which may be developed in the future to the extent the Fund's Sub-Adviser determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory

                                        6

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requirements (collectively, "Derivative Transactions"). The Fund may use any or
all of these techniques at any time, and the use of any particular Derivative Transaction will depend on market conditions.

         Derivative Transactions present certain risks. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

         Successful use of Derivative Transactions by the Fund is subject to the ability of the Fund's Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for financial investments. These skills are different from those needed to select portfolio investments. If the Sub-Adviser's expectations are not met, the Fund would be in a worse position than if a Derivative Transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of investments in its portfolio and the price of such investments increased instead, the Fund would lose part or all of the benefit of the increased value of its investments because it would have offsetting losses in its futures positions. Losses due to Derivative Transactions will reduce net asset value.

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of debt instruments the Fund anticipates purchasing at a later date.

         The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. The Fund will not enter into any interest rate swap, cap, floor or collar transaction unless the Fund's Sub-Adviser deems the counterparty to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         Futures Contracts and Options on Futures Contracts. Although the Fund does not currently intend to do so, the Fund may also enter into (a) contracts for the purchase or sale for future delivery ("futures contracts") of debt instruments (including Collateralized Senior Loans), aggregates of financial instruments, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts. When the Fund enters into a futures contract, it must allocate cash or investments as a deposit of initial margin and thereafter will be required to pay or will be entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day. If the value of a futures contract the Fund has entered into moves in an adverse direction from the Fund's position, the Fund could be obligated to make payments of variation margin at a disadvantageous time and might be required to liquidate portfolio investments in order to make such margin payments. Transactions in listed futures contracts and options on futures contracts are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged. The Fund will engage in such transactions only for bona fide hedging purposes, in each case, in accordance with the rules and regulations of the CFTC.

         Put and Call Options on Financial Instruments and Indices of Financial Instruments. Although the Fund does not currently intend to do so, in order to reduce interest-rate related fluctuations in net asset value or to seek to enhance the Fund's income or gain, the Fund may purchase or sell exchange-traded or over-the-counter put or call options on financial instruments (including Collateralized Senior Loans) and indices based upon the prices, yields or spreads of financial instruments. A call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or index and may require the Fund to hold an instrument which it might otherwise have sold. In selling put options, the Fund incurs the risk that it may be required to buy the underlying financial instrument at a price higher than the current

                                        7

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market price of the instrument. In buying put or call options, the Fund is exposed to the risk that such options may expire worthless.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on financial instruments, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements of either the CFTC or the Commission. If the Fund does not hold the financial instrument or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian liquid assets in an amount at least equal to the current amount of the Fund's obligations with respect to such instruments in accordance with procedures established by the Board of Directors. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining investment positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

BORROWING

         Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

ILLIQUID OR RESTRICTED FINANCIAL INSTRUMENTS

         The Fund may invest without limitation in illiquid financial instruments (including Collateralized Senior Loans) for which there is a limited trading market and for which a low trading volume of a particular instrument may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid investments at then current market prices and may have to dispose of such investments over extended periods of time.

         Certain instruments in which the Fund may invest are subject to legal or contractual restrictions as to resale ("Restricted Securities") and may therefore be illiquid by their terms. Restricted Securities may involve added expense to the Fund should the Fund be required to bear registration costs with respect to such Restricted Securities. In the absence of registration, the Fund would have to dispose of its Restricted Securities pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). Companies whose Restricted Securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded Restricted Securities.

         The Fund may purchase certain Restricted Securities ("Rule 144A Securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain Restricted Securities to certain qualified institutional buyers. One effect of Rule 144A is that certain Restricted Securities may be liquid, though no assurance can be given that a liquid market for any particular Rule 144A Security will develop or be maintained.

MONEY MARKET INSTRUMENTS AND GOVERNMENT SECURITIES

         During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in the following types of money market instruments.

         U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business

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Administration, Government National Mortgage Association, General Services
Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. The U.S. government is not obligated by law to provide support to an instrumentality it sponsors.

         Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs of corporations. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by the Adviser and Sub-Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

         Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the Adviser and Sub-Adviser determine that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

         If the Adviser and Sub-Adviser determine that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Collateralized Senior Loans, up to 100% of its assets in money market instruments. The yield on such securities may be lower than the yield on Collateralized Senior Loans, uncollateralized senior loans and high risk/lower rated and other fixed-income securities.

ADDITIONAL INFORMATION ON COLLATERALIZED SENIOR LOANS

         Collateralized Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the Lenders. On behalf of the Lenders, the Agent, which frequently originates the Collateralized Senior Loan and invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the borrower and the several Lenders. In larger transactions it is common to have several Agents. Agents responsible for rendering these services are typically paid a fee or fees by the borrower for their services. Also, an Agent
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typically administers the terms of the Loan Agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the Loan Agreement (the "Administrative Agent").

         The Fund may act as one of the group of Lenders in a Collateralized Senior Loan (an "Original Lender"), or purchase assignments ("Assignments") or participations ("Participations") in Collateralized Senior Loans from third parties.

         Collateralized Senior Loans in which the Fund will invest generally hold the most senior position in the capital structure of the borrower and will be secured with specific collateral. As a result, Collateralized Senior Loans are generally repaid before general trade creditors, unsecured loans, corporate bonds, subordinated debt and preferred or common stockholders if the borrower becomes insolvent. The terms and conditions of Collateralized Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of borrowers and allow lenders to accelerate repayment of principal if a borrower does not meet certain financial tests included in such covenants. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum or maximum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Sub-Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Collateralized Senior Loans for the Fund's portfolio.

          Collateralized Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a benchmark lending rate plus a premium. The benchmark lending rates generally offered to borrowers by Lenders are the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR is the benchmark rate most often selected by borrowers and is expected to be the benchmark in the majority of Collateralized Senior Loans invested in by the Fund. LIBOR is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers although it may not be the bank's lowest available rate. The CD rate is the average rate paid on large certificates of deposit traded in the secondary market.

         The Fund is not subject to any restrictions with respect to the maturity of Collateralized Senior Loans held in its portfolio. It is currently anticipated, however, that the Fund's assets invested in Collateralized Senior Loans will consist of Collateralized Senior Loans with stated maturities of between five and 10 years, inclusive, and with rates of interest which are redetermined either daily, or approximately every 1, 2, 3 or 6 months; provided, however, that the Fund may invest in Collateralized Senior Loans which permit the borrower, at its option, to select an interest rate redetermination period of up to one year. Investment in Collateralized Senior Loans with longer interest rate redetermination periods may increase interest rate related fluctuations in the Fund's net asset value. It is the Sub- Adviser's expectation that the Collateralized Senior Loans in the Fund's portfolio will ordinarily have a dollar-weighted average time until the next interest rate redetermination of 120 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Collateralized Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Collateralized Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Collateralized Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Collateralized Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Collateralized Senior Loan. Because most Collateralized Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and at times there may be significant economic incentives for a borrower to prepay its loans, prepayments of Collateralized Senior Loans in the Fund's portfolio may occur. Accordingly, the actual maturity of the Collateralized Senior Loans in the Fund's portfolio may vary substantially from the stated maturity.

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                  The floating or variable rate feature of Collateralized Senior
Loans is a significant difference from typical fixed income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short-term bond funds). Generally, the net asset value of the shares of an investment company that invests primarily in fixed rate income-oriented securities changes as interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio normally can be expected to increase and conversely, when interest rates increase, the value of a fixed income portfolio can be expected to decrease. The Sub-Adviser expects that these interest rate related fluctuations in the Fund's net asset value will be reduced during normal market conditions because the interest rate of the floating or variable rate Collateralized Senior Loans in which the Fund invests floats in response to changes in prevailing interest rates. However, because the floating or variable interest rates on Collateralized Senior Loans only reset periodically, the Fund's net asset value may experience interest rate related fluctuations from time to time in the event of an imperfect correlation between the interest rates on the Fund's Collateralized Senior Loans and prevailing interest rates in the market. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. In addition, because Collateralized Senior Loans carry floating or variable rates of interest, changes in prevailing market interest rates can be expected to affect dividends paid by the Fund. As a result, the yield on an investment in the Fund's shares will likely fluctuate in response to changes in prevailing interest rates.

         In a typical Collateralized Senior Loan, the Administrative Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the Loan Agreement. The Fund generally will rely on the Administrative Agent to collect its portion of the payments on the Collateralized Senior Loan. Further, the Fund will rely on the Administrative Agent to monitor collateral and to enforce appropriate creditor remedies against the borrower. Typically, under Loan Agreements, the Administrative Agent is given some discretion in enforcing the Loan Agreement, and it is obliged to use only the same care it would use in the management of its own property. For these services, the borrower compensates the Administrative Agent. Such compensation may include special fees paid on structuring and funding the Collateralized Senior Loan and other fees paid on a continuing basis. The success of the Fund depends to some degree, on the skill with which the Administrative Agent administers the terms of the Loan Agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. The financial status of the Administrative Agent may affect the ability of the Fund to receive payments of interest and principal.

         Loan Agreements typically provide for the termination of the Administrative Agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Administrative Agent, Lender or assignor with respect to an Assignment or seller of a Participation interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Collateralized Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

         When the Fund is an Original Lender in a Collateralized Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Collateralized Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Collateralized Senior Loan and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Collateralized Senior Loan. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Collateralized Senior Loan. Certain decisions, such as reducing the amount, increasing the time for payment or changing the rate of interest on or repayment of principal of a Collateralized Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

         The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Collateralized Senior Loan of the assigning Lender and becomes a Lender under the Collateralized Senior Loan with the same rights and obligations as the assigning Lender.

         Participations by the Fund in a portion of a Collateralized Senior Loan typically will result in the Fund having a contractual relationship only with the seller of such Participation, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the seller of the Participation and only upon receipt by such seller of such payments from the borrower. When the Fund holds a Participation in a Collateralized Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Collateralized Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the seller of the Participation (and any other person interpositioned between the Fund and the borrower). In the event of the insolvency of the seller of a Participation, the Fund may be treated as a general creditor of such seller.

         The seller of a Participation and other persons interpositioned between the borrower and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. As a result, the Fund may be more susceptible than an investment company that does not purchase Participations to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

         Although the Fund does not currently intend to do so, it may purchase and retain in its portfolio a Collateralized Senior Loan interest in a borrower which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Investment in these Collateralized Senior Loans is speculative and involves significant risk. Such Collateralized Senior Loans frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by these types of Collateralized Senior Loans will eventually be satisfied; i.e. through a liquidation of the borrower's assets, an exchange offer or plan of reorganization involving the Collateralized Senior Loan or a payment of some amount in satisfaction of the obligation. The values of such Collateralized Senior Loan interests, if any, will reflect, among other things, the Sub-Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount invested in such Collateralized Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Collateralized Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Collateralized Senior Loan interest. Depending upon, among other things, the Sub-Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

         A Lender may have certain obligations pursuant to a revolving loan agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of borrowing capacity under its credit facility, cash, liquid securities or liquid Collateralized Senior Loans as a reserve against such commitments.

         The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Collateralized Senior Loans. The fees normally paid by borrowers may include three types: upfront fees, commitment fees and prepayment penalties. Upfront fees are paid to Lenders upon origination of a Collateralized Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Collateralized Senior Loan. Lenders may receive prepayment penalties when a borrower prepays all or part of a Collateralized Senior Loan. The Fund will receive these fees directly from the borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Collateralized Senior Loan by way of Assignment. Whether or not the Fund receives an upfront fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the seller of such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. The assignor may pay a fee to the assignee based on the principal amount of the Collateralized Senior Loan which is being assigned. A seller of a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Collateralized Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

         Pursuant to the relevant Loan Agreement, a borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Collateralized Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Collateralized Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Sub-Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Collateralized Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any upfront fees earned in connection with reinvestment.

                             INVESTMENT RESTRICTIONS

         The following restrictions, along with the Fund's investment objective, are the Fund's only fundamental policies--that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used here, "majority of the Fund's outstanding voting securities" means the lesser of: (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or (ii) more than 50% of the outstanding voting securities. The other policies, practices and investment restrictions referred to in the Prospectus and this Statement of Additional Information are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in the Prospectus and this Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio investments or take other action to satisfy the percentage restriction. Under its fundamental restrictions, the Fund may not:

         (1) purchase any investment which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in financial instruments of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in investment obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations;

         (2) [issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies];

         (3) purchase or sell commodities or commodity contracts, except that the Fund may engage in Derivative Transactions;

         (4) make loans, except that: (1) the Fund may: (a) purchase and hold debt instruments (including, without limitation, commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies; (b) invest in or purchase Collateralized Senior Loans in accordance with its Investment Objective and

Policies; (c) enter into repurchase agreements with respect to portfolio investments; (d) make loans of portfolio assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans; and (2) delays in the settlement of transactions shall not be considered loans;

         (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio investments, it may be deemed to be an underwriter;

         (6) purchase real estate (other than Collateralized Senior Loans or other financial instruments secured by real estate or interests therein or financial instruments issued by companies that invest in real estate or interests therein, including real estate investment trusts); or

         (7) investment for the purpose of exercising control over the management of any company.

               Additional investment restrictions adopted by the Fund, which are deemed non-fundamental and which may be changed by the Board of Directors, provide that the Fund may not:

         (1) purchase shares of other investment companies in an amount exceeding the limits set forth in the 1940 Act and the rules thereunder except to the extent permitted by order of the Commission; or

         (2) make short sales of financial instruments or purchase financial instruments on margin (except for delayed delivery or when-issued transactions or as may be attributed to the Fund's otherwise permissible borrowing, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on financial instruments and indices based on the prices, yields or spreads of financial instruments).

                             DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

         The Fund is governed by its Board of Directors. The Fund's Board of Directors supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. Mr. McLendon is the sole Director who is an "interested person" of the Fund (as such term is defined in the 1940 Act). Each Director who is not an "interested person" serves on the Audit Committee of the Board. Unless otherwise stated, the address of each officer of the Fund is 388 Greenwich Street, New York, New York 10013.

         The following lists the directors and officers and their positions with the Fund and their present and principal occupations during the past five years.

                                            POSITIONS AND
                                            OFFICES WITH                     PRINCIPAL OCCUPATIONS DURING
       NAME AND ADDRESS                       THE FUND                         PAST FIVE YEARS AND AGE
-----------------------------          ------------------------   -----------------------------------------------
Heath B. McLendon*+                    Director, Chairman of      Managing Director of Salomon Smith Barney;
                                       the Board and President    Director of 77 investment companies associated
                                                                  with Citigroup; President and Director of SBFM
                                                                  and Travelers Investment Adviser, Inc. ("TIA");
                                                                  formerly Chairman of the Board of Smith Barney
                                                                  Strategy Advisors, Inc.; 68.

Allan J. Bloostein+                    Director                   President of Allan J. Bloostein Associates, a
   Allan J. Bloostein Associates                                  consulting firm; retired Vice Chairman and
   717 Fifth Avenue, 21/st/ Floor                                 Director of May Department Stores; Director of
   New York, NY  10022                                            Taubman Centers Inc.; Retired Director of CVS
                                                                  Corporation; 71.

                                            POSITIONS AND
                                            OFFICES WITH                     PRINCIPAL OCCUPATIONS DURING
        NAME AND ADDRESS                      THE FUND                          PAST FIVE YEARS AND AGE
--------------------------------      -------------------------  -------------------------------------------------
Dwight Crane+                          Director                  Professor, Harvard Business School; Director of
   Harvard Business School                                       Micro Forum, Inc.; 63.
   Soldiers Field Road
   Horgan Hall #375
   Boston, MA  02163

Paulo M. Cucchi+                       Director                  Vice President and Dean of College of Liberal
   Drew University                                               Arts at Drew University; 59.
   108 Brothers College
   Madison, NJ  07940

Robert A. Frankel+                     Director                  Managing Partner of Robert A. Frankel Management
   8 John Walsh Blvd.                                            Consultants; formerly Corporate Vice President of
   Peekskill, NY  10556                                          The Reader's Digest Association Inc.; 74.

Dr. Paul Hardin+                       Director                  Chancellor Emeritus and Professor of Law at the
   12083 Morehead                                                University of North Carolina at Chapel Hill; formerly
   Chapel Hill, NC 27514-8426                                    Chancellor of the University of North Carolina at
                                                                 Chapel Hill; 70.

William R. Hutchinson+                 Director                  President, WR Hutchinson Associates, Inc. (oil
   535 N. Michigan                                               industry consulting); formerly Group Vice
   Suite 1012                                                    President, Mergers & Acquisitions, BP Amoco
   Chicago, Illinois 60601                                       p.l.c.; formerly Vice President-Financial
                                                                 Operations Amoco Corporation; Director of
                                                                 Associated Bank; Director of Associated Bank
                                                                 Corp.; 58.

George M. Pavia                        Director                  Senior Partner, Pavia & Harcourt, Attorneys; 72.
   Pavia & Harcourt
   600 Madison Avenue
   New York, NY  10022

Lewis E. Daidone                       Senior Vice President,    Managing Director of Salomon Smith Barney; Senior
   125 Broad Street                    Chief Financial and       Vice President or Executive Vice President and
   New York, NY  10004                 Accounting Officer and    Treasurer of 61 investment companies associated
                                       Treasurer                 with Citigroup; Director and Senior Vice President
                                                                 of SBFM and TIA; 44.

Glenn N. Marchak                       Vice President and        Senior Vice President of the Sub-Adviser;
                                       Investment Officer        Managing Director of Smith Barney from 1997 to
                                                                 1998; Senior Vice President and Head of Loan
                                                                 Syndications at National Westminster Bank plc.
                                                                 from 1993 to 1997; Vice President at Citibank
                                                                 N.A. from 1986 to 1993; 45.

Christina T. Sydor                     Secretary                 Managing Director of Salomon Smith Barney;
   666 Fifth Avenue                                              Secretary of 61 investment companies associated
   New York, NY  10103                                           with Citigroup; Secretary and General Counsel of
                                                                 SBFM and TIA; 50.




Irving P. David                        Controller                Director of Salomon Smith Barney and MMC;
                                                                 Controller of several investment companies
                                                                 associated with Salomon Smith Barney; Prior to
                                                                 March 1994, Assistant Treasurer of First
                                                                 Investment Management Company; 37.

* Denotes a director who is an "interested person" of the Fund as defined in the 1940 Act.
+ Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Salmon Smith Barney is affiliated.


          Only the Independent Directors receive remuneration from the Fund for acting as directors. Fees for the Independent Directors are set at $5,000 per annum. In addition, the Independent Directors receive $[500] for each Board meeting attended in person and $[100] for each telephonic Board meeting, plus travel and out-of-pocket expenses. None of the officers of the Fund received any compensation from the Fund for the fiscal year ended September 30, 2001.

COMPENSATION OF DIRECTORS

          The following table sets forth the compensation paid to each of the Directors for the fiscal year ended September 30, 2001.

                                              PENSION OR
                                              RETIREMENT             TOTAL
                            AGGREGATE       BENEFITS ACCRUED      COMPENSATION
                           COMPENSATION     AS PART OF FUND       FROM FUND AND
        NAME                FROM FUND          EXPENSES           FUND COMPLEX
        ----               ------------     ---------------       ------------

Allan J. Bloostein             $7,033              0                  $
Martin Brody *                  6,317              0
Dwight B. Crane                 5,933              0
Paolo M. Cucchi                 2,350              0
Robert A. Frankel               7,133              0
Dr. Paul Hardin                 1,350              0
William R. Hutchinson           7,050              0
Heath B. McLendon**                 0              0
George M. Pavia                 1,850              0

_________________
*Mr. Brody will continue as a director of the Fund until December 31, 2001, at which point he will become a director emeritus of the Fund.

**Designates a director who is an "interested person" of the Fund.\

          At the end of the calendar year during which a director attains the age of 80, the director is required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totaled $0.

          To the knowledge of the Fund, as of ________, 2001, no current Director of the Fund owned 1% or more of the outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund.

          [As of _______, 2001, no person, to the knowledge of the Fund, owned beneficially or of record more than 5% of the outstanding shares of the Fund.]

                                 CODE OF ETHICS

          The Fund has adopted a Code of Ethics governing personal trading activities of all Directors and the officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Fund's Chief Compliance Officer or her designee and to report all transactions on a regular basis.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE ADVISER

          Smith Barney Fund Management LLC, or SBFM, an indirect, wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), serves as the Fund's investment manager and administrator. SBFM, in turn, has retained TAMIC, also a wholly-owned indirect subsidiary of Citigroup, as the sub-investment adviser. SBFM is responsible for the overall management of the Fund's affairs, including developing a program for the investment and reinvestment of the Fund's assets, recommending to the Board of Directors of the Fund the appropriate leverage ratio, consulting with TAMIC concerning hedging strategies that may be employed and supplying certain officers for the Fund.

          For its services, pursuant to an investment management and administrative agreement with the Fund (the "Advisory Agreement"), SBFM receives from the Fund a monthly fee at an annual rate of 1.05% of the value of the Fund's average weekly assets out of which SBFM pays TAMIC for its sub-advisory services to the Fund. The Fund's average weekly assets include the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock, minus the sum of: (i) accrued liabilities of the Fund (other than outstanding leverage), (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock. The net assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. During periods in which the Fund is utilizing financial leverage, the fee which is payable to SBFM as a percentage of the Fund's net assets will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's total assets, including those purchased with leverage.

          As administrator, SBFM provides the following services: determination and publication of the Fund's net asset value, maintenance of the books and records of the Fund as required under the 1940 Act, assistance in the preparation and filing of the Fund's tax returns, review of and arrangement for the payment of the Fund's expenses, preparation of certain materials for the Fund's proxy statements and shareholder reports, preparation of reports to the Commission, monitoring the performance of all service providers to the Fund, responding to shareholder inquiries, and assistance with such other services as generally may be required to properly carry on the business and operations of the Fund.

IMPORTANT TERMS OF ADVISORY AND SUB-ADVISORY AGREEMENTS

          Unless earlier terminated as described below, the Advisory and Sub-Advisory Agreements will continue in effect for successive periods of twelve months provided that each continuance is approved at least: (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the Fund's outstanding voting securities and will terminate in the event of its assignment (as defined in the 1940 Act). In case of termination or failure to renew the Advisory or Sub-Advisory Agreements, the Fund's Board of Directors will select a successor investment adviser. If the Sub-Advisory Agreement should be terminated or not renewed, SBFM could manage the assets alone or it could recommend a new sub-investment adviser to the Fund's Board of Directors and shareholders.

          Except as indicated herein, the Advisory, Sub-Advisory and Administration Agreements provide that the Fund will pay all of its expenses, including, without limitation, expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent; fees of the Commission; expense of registering or qualifying securities of the Fund for sale; freight and other charges in connection with the shipment of the Fund's portfolio investments; fees and expenses of non-interested directors; costs of shareholders meetings; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses.

          For the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the Adviser was paid $2,197,821, $2,251,886 and $1,666,210 respectively, for services rendered to the Fund. From this amount, for the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, TAMIC was paid $___________, $____________ and $____________, respectively, by the Adviser for services rendered to the Fund.

                             PORTFOLIO TRANSACTIONS

          The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio investments. Subject to a policy established by the Fund's Board of Directors, the Sub-Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

          With respect to interests in Collateralized Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Sub-Adviser will act on behalf of the Fund. The Fund may receive upfront fees as an Original Lender in a Collateralized Senior Loan transaction. The Fund may receive fees from or pay fees to, or forgo a portion of interest and any fees payable to the Fund to, the party selling Participations or Assignments to the Fund. The Sub-Adviser will determine the Agents from which the Fund will purchase Collateralized Senior Loans as an Original Lender and the Lender and other parties from whom the Fund will purchase Assignments or Participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management.

          Debt securities (other than Collateralized Senior Loans) normally will be purchased from or sold to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities, if any, held by the Fund will normally be sold through brokers to which commissions will be payable. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the dealer in positioning the securities involved. While the Sub-Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to obtaining the best price and execution, securities firms which provide supplemental research to the Sub-Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement and the Sub-Adviser's expenses will not necessarily be reduced as a result of the receipt of such supplemental information.

          The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf, certain underwriters may from time to time act as a broker or dealer. In addition, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such person, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities or acting as Agent in connection with the negotiation, arranging or on-going administration of Collateralized Senior Loans. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the 1940 Act from purchasing securities in primary offerings in which an affiliate acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

          Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Adviser or Sub-Adviser or companies affiliated with the Adviser or Sub-Adviser, including proprietary accounts of such companies. Such other funds and accounts may or may not also invest in the same financial instruments (including Collateralized Senior Loans) as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same financial instrument at the same time as the Fund, however, transactions in such financial instruments will be made, insofar as feasible, for the respective funds and accounts in a manner deemed by the Sub-Adviser to be equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular financial instrument may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same financial instrument.

          Although the Advisory and Sub-Advisory Agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio investments by the average monthly value of the Fund's portfolio investments. For purposes of this calculation, portfolio investments exclude all financial instruments having a stated maturity when purchased of one year or less.

          The Fund did not pay any brokerage commissions during the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999.

PORTFOLIO TURNOVER RATE

          The annual rates of the Fund's total portfolio turnover for the years ended September 30, 2001, September 30, 2000 and September 30, 1999, were 23%, 59% and 53%, respectively. It is expected that the annual turnover rate of the Fund will not exceed 100%, although the Advisory and Sub-Advisory Agreement contain no restrictions on portfolio turnover.

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

          The Articles Supplementary provide that the Applicable Rate for each Dividend Period of shares of each series shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for each such series (an "Auction Date") from implementation of the Auction Procedures set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

          AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, [_______]), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of the Auction.

          BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provides for the participation of those Broker-Dealers in Auctions for shares of a series of Preferred Shares. See "Broker-Dealers" below.

          SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of Holders of preferred shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

          DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

          Orders by Existing Holders and Potential Holders

          On or prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

          (a) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

               (i) "Hold Order" -- indicating the number of outstanding shares, if any, of such series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period of such shares;

               (ii) "Bid" -- indicating the number of outstanding shares, if any, of such series that such Beneficial Owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

               (iii) "Sell Order" -- indicating the number of outstanding shares, if any, of such series that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period; and

          (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

          The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

          A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such

Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of Preferred Shares an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than _______ Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of Preferred Shares that offers to become the Beneficial Owner of additional shares of such series of Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

          A Potential Beneficial Owner of shares of a series of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a series of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

          As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares of such series of Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a series of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

          Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

          The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Shares that is fewer than the number of shares of such series specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

          As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

CONCERNING THE AUCTION AGENT

          The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

          The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

          The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

          The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

          The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

          The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

             SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

          Prior to 1:00 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

          If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

          (b) (i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

               (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

               (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

               (iv) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

          (c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

          If more than one Bid of a Potential Holder for shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

             DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID
                            RATE AND APPLICABLE RATE

          Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

          If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of such series.

          If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all shares of such series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Dividend Period. "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

          If all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Dividend Period shall be the All Hold Rate.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

          Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

          If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made:

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

          (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

          (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

          (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding Preferred Shares of such series subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids of such Existing Holders; and

          (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding shares of such series subject to all such Submitted Bids.

          If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the Preferred Shares subject to such Submitted Bid;

          (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of Preferred Shares subject to such Submitted Bid; and

          (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          If, as a result of the pro rata allocation described in clauses (d) or
(e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

NOTIFICATION OF RESULTS; SETTLEMENT

          The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

          In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

          If any Existing Holder selling shares of a series of Preferred Shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

                         DESCRIPTION OF PREFERRED SHARES

         The descriptions of the Preferred Shares contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Fund's Articles of Incorporation (the "Articles") and the Articles Supplementary. Copies of the Articles and the Articles Supplementary are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

         The Preferred Shares will rank on a parity with any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

DIVIDENDS AND DIVIDEND PERIODS

         GENERAL. Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

         On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

         The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         DETERMINATION OF DIVIDEND RATE. The dividend rate for the initial Dividend Period (i.e. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth on the cover page of the Prospectus. For each subsequent Dividend

Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period shall either be Standard Rate Periods (generally _____ days) or, subject to certain conditions and with notice to Holders, Special Rate Periods.

         A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Rate Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Rate Period, and the Holders of the shares of the affected series will be required to continue to hold such shares for such Standard Rate Period.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

         The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

         The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         NOTIFICATION OF DIVIDEND PERIOD. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares shall have been cured as set forth under "--Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and
(v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

         If the Fund proposes to designate any Special Rate Period, not fewer than _____ Business Days (or _____ Business Days in the event the duration of the Special Rate Period is fewer than _____ days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a
(B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

               (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

               (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

         DEFAULT PERIOD. A "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and, together with a Dividend Default and a Redemption Default, hereinafter referred to as "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to that Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

         Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

         No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three.

            RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

               Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility program, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited unless there is no event of default under indebtedness senior to the Preferred Shares, if any, and immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

         For so long as the Preferred Shares are Outstanding, except as otherwise provided in the Articles Supplementary, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and
(iii) the Fund has redeemed the full number of preferred shares required to be redeemed by any mandatory provision for redemption including shares of the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

         For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

REDEMPTION

         OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

         MANDATORY REDEMPTION. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

         Preferred shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

         The Fund shall effect any required mandatory redemption pursuant to:
(A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or
(B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         REDEMPTION PROCEDURE. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

         If fewer than all of the shares of a series of Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and
(ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in the Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

         So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

         Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

ASSET MAINTENANCE

         The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

         PREFERRED SHARES BASIC MAINTENANCE AMOUNT. The Fund will be required under Rating Agency Guidelines to maintain, as of each Business Day on which the Preferred Shares are outstanding, assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount established by the rating agency or agencies then rating the Preferred Shares. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain of the Preferred Shares.

         The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

             (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for 90 days subsequent to such Valuation Date; (D) the amount of current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with additional interest on the current outstanding balances calculated at the current rate multiplied by 1.93 and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent reflected in any of (i)(A) through (i)(D): less

             (ii) the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for payment of any (i)(B) through
         (i)(E) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P1 by [Moody's] and A+/A-1 by [S&P], it will be valued at its face value).

         The Advance Rates, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with the rating the Preferred Shares. The [Moody's] Advance Rate and the [S&P] Advance Rate relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the [Moody's] Advance Rate and [S&P] Advance Rate of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "___" credit rating from _______ or the "___" credit rating from _______.

         A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to _______ and _______ for rating the Preferred Shares. The ratings assigned to Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of Preferred Shares should be evaluated independently of any other rating.

         Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage
Cure Date, the Fund will be required to redeem certain Preferred Shares.

         NOTICES. The Fund must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the _____ Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund is required to deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the _____ Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

         Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent auditors during such fiscal quarter. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificate, the 1940 Act Preferred Shares Asset Coverage Certificate, (ii) that, based upon such calculations, the Fund had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test, and (iii) that the Fund met the [Moody's] General Portfolio Requirements and the [S&P] Diversity I or [S&P] Diversity II requirements, as applicable.

VOTING

         All voting rights (as described in the Prospectus under "Description of Capital Stock" and "Description of Preferred Shares - -Voting Rights") will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

         The Board of Directors may without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the Articles Supplementary by the Rating Agencies in the event the Fund receives written confirmation from _______ or _______, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by _______ or _______, as the case may be, to the Preferred Shares.

RESTRICTIONS ON TRANSFER

         Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer.

                         [MOODY'S] AND [S&P] GUIDELINES

         The descriptions of the [Moody's] and [S&P] Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

         The composition of the Fund's portfolio reflects Rating Agency Guidelines established by _______ and _______ in connection with the Fund's receipt of a rating of "___" and "___" from _______ and _______, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various Advance Rates for debt securities.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares -- Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Fund's overall portfolio.

         The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares -- Asset Maintenance." [Moody's] and [S&P] have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

         For purposes of calculating the Discounted Value of the Fund's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("[Moody's] Eligible Assets" or "[S&P] Eligible Assets") must be discounted by certain advance rates set forth below ("[Moody's] Advance Rates" or "[S&P] Advance Rates"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by [Moody's] or [S&P], multiplied by the [Moody's] Advance Rate or the [S&P] Advance Rate.

         As described by _______, an issue of preferred stock which is rated "___" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by _______, a preferred stock rating of "___" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An _______ or _______credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

         Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to _______ and _______ by the Fund and obtained by _______ and _______ from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

[MOODY'S] GUIDELINES

         The Fund's portfolio must meet the following diversification requirements ("[Moody's] General Portfolio Requirements"):

         (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same [Moody's] Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation; and

         (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

         So long as the Fund's portfolio complies with the [Moody's] General Portfolio Requirements, the [Moody's] Advance Rate is the percentage determined below:

         (i) Loans: for each [Moody's] Asset Category, the percentage specified in the table below opposite such [Moody's] Asset Category.

                   [Moody's] Asset Category              Advance Rate
                   ------------------------              ------------

                             A                              84.5%
                             B                                73%
                             C                                62%
                             D                                45%
                             E                                45%

         (ii) Short Term Money Market Instruments: (A) 97%, so long as such investments mature or have a demand feature at par exercisable within 30 days, (B) 90%, so long as such investments mature or have a demand feature at par not exercisable within 30 days, and (C) 83%, if such securities are not rated by [Moody's], so long as such investments are rated at least A-2/AA or SP-2/AA by [S&P] and mature or have a demand feature at par exercisable within 30 days.

      [Moody's] Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a [Moody's] Eligible Asset trading at par is equal to $ 1.00).

         (a) [Moody's] Asset Category A means Performing Collateralized Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.90.

         (b)  [Moody's] Asset Category B means:

           (i) Performing Collateralized Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $.80 but less than $.90; and

           (ii) non-Performing Collateralized Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.85.

         (c)  [Moody's] Asset Category C means:

               (i) Performing Collateralized Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.70 but less than $.80; and

               (ii) non-Performing Collateralized Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $.75 but less than $.85.

           (d) [Moody's] Asset Category D means Collateralized Senior Loans which have a Market Value Price or an Approved price less than $.75.

           (e) [Moody's] Asset Category E means Non-Collateralized Senior Loans which have a Market Value Price or an Approved Price.

     Notwithstanding any other provision contained above, for purposes of determining whether a [Moody's] Eligible Asset falls within a specific [Moody's] Asset Category, to the extent that any [Moody's] Eligible Asset would fall in more than one of the [Moody's] Asset Categories, such [Moody's] Eligible Asset shall be deemed to fall into the [Moody's] Asset Category with the highest applicable [Moody's] Advance Rate.

     [Moody's] Eligible Assets include the following:

     (i) Collateralized Senior Loans and Senior Unsecured Loans; provided, however, that (a) Collateralized Senior Loans and Senior Unsecured Loans with an Approved Price will qualify as [Moody's] Eligible Assets only up to a maximum of 10% of the Fund's total assets; (b) Collateralized Senior Loans and Senior Unsecured Loans under [Moody's] Asset Category D will qualify as [Moody's] Eligible Assets only up to a maximum of 20% of the Fund's total assets; and (c) Senior Unsecured Loans will qualify as [Moody's] Eligible Assets only up to a maximum of 10% of the Fund's total assets.

     (ii) Non-Collateralized Senior Loans; provided, however, that Non-Collateralized Senior Loans will qualify as [Moody's] Eligible Assets only up to a maximum of 10% of the Fund's total assets.

     (iii) Short-Term Money Market Instruments so long as (a) such securities are rated at least P-2, (b) in the case of demand deposits, time deposits, banker's acceptances and certificate of deposit and overnight funds, the supporting entity is rated at least A2, (c) such securities are U.S. Government Securities, or (d) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A2 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months.

     (iv) Cash.

[S&P] GUIDELINES

     The Fund's portfolio must meet one of the following requirements ("[S&P] Diversity I" or "[S&P] Diversity II"):


     [S&P] Diversity I means that the Fund's portfolio meets the following requirements:


     (1) the Fund's total assets must be invested in the securities of borrowers and other issuers having their principal business activities in at least four [S&P] Industry Classifications; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (1), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation; and (2) the Fund's total assets must be invested in securities of at least 20 different issuers, provided that for purposes of this subsection (2), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

     [S&P] Diversity II means that the Fund's portfolio meets the following requirements:

          (1) the Fund's total assets must be invested in the securities of borrowers and other issuers having their principal business activities in at least 10 [S&P] Industry Classifications; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (1), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation; and (2) the Fund's total assets must be invested in securities of at least 30 different issuers, provided that for purposes of this subsection (2), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

           [S&P] Advance Rate means the rate set forth below for each type of [S&P] Eligible Asset:

          (i) Loans: depending upon whether the Fund's portfolio meets the requirements of either [S&P] Diversity I or [S&P] Diversity II, for each [S&P] Asset Category, the applicable percentage specified in the table below opposite such [S&P] Asset Category.

                    [S&P] Diversity I   [S&P] Diversity II

                      [S&P] Diversity I     [S&P] Diversity II
       [S&P] Asset Category      Advance Rate        Advance Rate
       --------------------      ------------        ------------

               A                      0%                   6%
               B                     74%                  82%
               C                     57%                  68%
               D                     47%                  60%
               E                     47%                  49%

          (ii) Short Term Money Market Instruments: (A) 97%, so long as such investments mature or have a demand feature at par exercisable within 30 days, and (B) 90%, so long as such investments mature or have a demand feature at par not exercisable within the 30 days but exercisable within one year.

          (iii) Cash; 100%.

          [S&P] Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of an [S&P] Eligible Asset trading at par is equal to $ 1.00).

          (a) [S&P] Asset Category A means Performing Collateralized Senior Loans (other than (i) Collateralized Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Fund's total assets and (ii) Collateralized Senior Loans which are rated below B-by [S&P] or are unrated to the extent such loans exceed 15% of the Fund's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price greater than $.90.

          (b) [S&P] Asset Category B means Performing Collateralized Senior Loans (other than (i) Collateralized Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Fund's total assets and (ii) Collateralized Senior Loans which are rated below B-by [S&P] or are unrated to the extent such loans exceed 15% of the Fund's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price greater than or equal to $.85 but equal to or less than $.90.

          (c) [S&P] Asset Category C means non-Performing Collateralized Senior Loans (other than (i) Collateralized Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Fund's total assets and (ii) Collateralized Senior Loans which are rated below B- by [S&P] or are unrated to the extent such loans exceed 15% of the Fund's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price greater than $.85.

          (d) [S&P] Asset Category D means:

          (i) Performing Collateralized Senior Loans (other than (i) Collateralized Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Fund's total assets and
     (ii) Collateralized Senior Loans which are rated below B- by [S&P] or are unrated to the extent such loans exceed 15% of the Fund's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price less than $.85; and

          (ii) Non-Performing Collateralized Senior Loans (other than (i) Collateralized Senior Loans whose total syndication is less than $150 million to the extent such loans exceed 15% of the Fund's total assets and
     (ii) Collateralized Senior Loans which are rated below B- by [S&P] or are unrated to the extent such loans exceed 15% of the Fund's total assets) and Senior Unsecured Loans which have a Market Value Price or an Approved Price less than or equal to $.85.

     (e) [S&P] Asset Category E means:

          (i) Collateralized Senior Loans whose total syndication is less than $150 million (to the extent such loans exceed 15% of the Fund's total assets),

          (ii) Collateralized Senior Loans which are rated below B- by [S&P] or are unrated(to the extent such loans exceed 15% of the Fund's total assets) and

          (iii) Non-Collateralized Senior Loans.

     Notwithstanding any other provision contained above, for purposes of determining whether an [S&P] Eligible Asset falls within a specific [S&P] Asset Category, to the extent that any [S&P] Eligible Asset would fall in more than one of the five [S&P] Asset Categories, such [S&P] Eligible Asset shall be deemed to fall into the [S&P] Asset Category with the highest applicable [S&P] Advance Rate.

     [S&P] Eligible Assets include the following:

     (i) Collateralized Senior Loans and Senior Unsecured Loans; provided, however, that (a) Collateralized Senior Loan Participations, Senior Unsecured Loans and Non-Collateralized Senior Loans will qualify as [S&P] Eligible
Assets only up to an aggregate maximum of 15% of the Fund's total assets and Senior Unsecured Loans will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 5% of the Fund's total assets, (b) Collateralized Senior Loans whose total syndication is less than $150 million will qualify as [S&P] Eligible Assets only up to a maximum of 35% of the Fund's total assets, (c) Collateralized Senior Loans and Non-Collateralized Senior Loans rated below B-by [S&P] or unrated will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 50% of the Fund's total assets, (d) Collateralized Senior Loans and Non-Collateralized Senior Loans with an Approved Price will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 5% of the Fund's total assets, (e) a Collateralized Senior Loan or a Non-Collateralized Senior Loan to a single issuer, plus any other investment in the securities of such issuer, will qualify as an [S&P] Eligible Asset only up to an aggregate maximum of 5% (for the [S&P] Diversity I Advance Rate) or 3.33% (for the
[S&P] Diversity II Advance Rate) of the Fund's total assets, provided that, for purposes of this subsection (e), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation, (f) Collateralized Senior Loans and Non-Collateralized Senior Loans to borrowers and other issuers having their principal business activities in the same [S&P] Industry Classification will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 25% (for the [S&P] Diversity I Advance Rate) or 10% (for the [S&P] Diversity II
Advance Rate) of the Fund's total assets, provided that this limitation shall not apply with respect to U.S. Government Securities and provided further that, for purposes of this subsection (f), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation.

     (ii) Non-Collateralized Senior Loans; provided, however, that (a) unsecured Non-Collateralized Senior Loans will qualify as [S&P] Eligible Assets only up to a maximum of 3% of the Fund's total assets and Senior Unsecured Loans will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 5% of the Fund's total assets, (b) Collateralized Senior Loan Participations, Senior Unsecured Loans and Non-Collateralized Senior Loans will qualify as [S&P] Eligible
Assets only up to an aggregate maximum of 15% of the Fund's total assets, (c) Collateralized Senior Loans and Non-Collateralized Senior Loans rated below B-by [S&P] or unrated will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 50% of the Fund's total assets, (d) Collateralized Senior Loans and Non-Collateralized Senior Loans with an Approved Price will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 5% of the Fund's total assets, (e) a Collateralized Senior Loan or a Non-Collateralized Senior Loan to a single issuer, plus any other investment in the securities of such issuer, will qualify as an [S&P] Eligible Asset only up to an aggregate maximum of 5% (for the [S&P] Diversity I Advance Rate) or 3.33% (for the
[S&P] Diversity I Advance Rate) of the Fund's total assets, provided that, for purposes of this subsection (e), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation, (f) Collateralized Senior Loans and Non-Collateralized Senior Loans to borrowers and other issuers having their principal business activities in the same [S&P] Industry Classification will qualify as [S&P] Eligible Assets only up to an aggregate maximum of 25% (for the [S&P] Diversity I Advance Rate) or 10% (for the [S&P] Diversity I
Advance Rate) of the Fund's total assets, provided that this limitation shall not apply with respect to U.S. Government Securities and provided further that, for purposes of this subsection (f), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation.

     (iii) Short-Term Money Market Instruments provided that (a) such securities are rated at least A-1 and mature within 30 days or are rated at least A-1+ and mature within one year, and provided further that such securities rated A-1 will qualify as [S&P] Eligible Assets only up to a maximum of 20% of the Fund's total assets (b) in the case of demand deposits, time deposits, banker's acceptances, certificates of deposit and overnight funds, the supporting entity is rated at least A+, (c) such securities are U.S. Government Securities or (d) in all other cases, the supporting entity is rated at least A+.

     (iv)   Cash.

CERTAIN OTHER RATING AGENCY RESTRICTIONS

     For so long as any of the Preferred Shares are Outstanding and

     (a) any Rating Agency so requires, the Fund will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

            (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

            (ii) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred shares, including any Series or reissue any preferred shares, including any Series previously purchased or redeemed by the Fund;

            (iii) engage in any short sales of securities;

            (iv)  lend portfolio securities;

            (v)   merge or consolidate into or with any other corporation;

            (vi)  engage in any reverse repurchase agreement; or

            (vii) change the Pricing Service to a service other than an Approved Pricing Service.

     (b) are rated by [S&P]

          (i) the rating on each [S&P] Eligible Asset must be updated no less frequently than monthly;

          (ii) the prices for [S&P] Eligible Assets which have a Market Value Price shall be updated as of each Valuation Date;

          (iii) the prices for [S&P] Eligible Assets which have an Approved Price shall be updated no less frequently than monthly;

          (iv) no less frequently than semi-annually, the Fund's independent auditors shall verify the pricing of at least 25% of the [S&P] Eligible Assets and provide to [S&P] a letter describing the results of such verification. For the purposes of this item (iv), "verify" shall mean that the independent auditors agreed the prices reported by the Fund to the prices received by the Fund from an Approved Pricing Service; and

          (v) the Fund shall notify [S&P] if, on any Valuation Date, the aggregate Discounted Value of the [S&P] Eligible Assets is less than 125% of the Preferred Shares Basic Maintenance Amount.

     (c) are rated by [Moody's]

          (i) no less frequently than semi-annually, the Fund's independent auditors shall verify the pricing of at least 25% of the [Moody's] Eligible Assets and provide to [Moody's] a letter describing the results of such verification. For the purposes of this item (i), "verify" shall mean that the independent auditors agreed the prices reported by the Fund to the prices received by the Fund from an Approved Pricing Service; and

          (ii) the Fund shall notify [Moody's] if, on any Valuation Date, the aggregate Discounted Value of the [Moody's] Eligible Assets is less than 125% of the Preferred Shares Basic Maintenance Amount.]

                                FEDERAL TAXATION

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (I.E., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

HEDGING TRANSACTIONS

         The Fund has the ability, pursuant to its investment objectives and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the regulated investment company qualification requirements may limit the extent to which the Fund can engage in hedging transactions.

         Under certain circumstances, the Fund may recognize gain from a constructive sale of an appreciated financial position. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of a gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

DISTRIBUTIONS

         The Fund anticipates distributing substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders who are individuals at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of all dividends and redemption proceeds payable to any shareholder (1) who fails to provide the Fund with a certified, correct identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Fund that the shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

SALE OF SHARES

         A shareholder will recognize gain or loss on the sale or exchange of shares of the Fund in an amount generally equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired through the Shareholder Investment Program) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal backup witholding income tax at a rate of 30% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. See "Distributions."

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                              FINANCIAL STATEMENTS

         The financial statements of the Fund for the fiscal year ended September 30, 2001 incorporated by reference in this SAI have been audited by KPMG LLP, independent auditors, as set forth in their report incorporated by reference elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              APPENDIX A. GLOSSARY

                                    GLOSSARY

         "`AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the ____-day rate, in the case of a Dividend Period which is a Standard Rate Period or shorter; for Dividend Periods greater than ____ days but fewer than or equal to ____ days, the ____-day rate; for Dividend Periods greater than ____ days but fewer than or equal to ____ days, the ____-day rate; for Dividend Periods greater than ____ days but fewer than or equal to ____ days, the ____ day rate; for Dividend Periods greater than ____ days but fewer than or equal to ____ days, the rate described in (ii); for Dividend Periods greater than ____ days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by [S&P], or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition,
(A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Advance Rate" means the [Moody's] Advance Rate (if [Moody's] is then rating the Preferred Shares) and the [S&P] Advance Rate (if [S&P] is then rating the Preferred Shares), whichever is applicable.

         "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that SBFM and TAMIC shall not be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Fund, be deemed to be an Affiliate.

         "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

         "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

         "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate.

         "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean a Market Value Price) from an independent source at least semi-annually.

         "Articles" means the Articles of Incorporation of the Fund.

         "Articles Supplementary" means the Articles Supplementary, dated ___________, specifying the powers, preferences and rights of Preferred Shares.

         "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares -- Redemption."

         "Auction" means each periodic operation of the Auction Procedures.

         "Auction Agent" means [_______] unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

         "Auction Procedures" means the procedures described in "Additional Information Concerning the Auction for Preferred Shares" and the procedures described in Part II of the Articles Supplementary.

         "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

         "Available Preferred Shares" has the meaning set forth in "Additional Information Concerning the Auction For Preferred Shares -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

         "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         "Bid" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

         "Bidder" has the meaning set forth in Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

         "Board of Directors" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

         "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateralized Senior Loan" means any secured Loan that is not subordinated by its terms to any other indebtedness of the borrower.

         "Collateralized Senior Loan Participations" means participations by the Fund in a lender's portion of a Collateralized Senior Loan where the Fund has a contractual relationship with such lender and not the borrower, and such lender is rated at least A-1/A-.

         "Commission" means the Securities and Exchange Commission.

         "Common Share" means the shares of stock, par value $0.001 per share, of the Fund.

         "Date of Original Issue" means the date on which a Series is originally issued by the Fund.

         "Default Period" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

         "Default Rate" means the Reference Rate multiplied by three (3).

         "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by [S&P], except that, for purposes of optional redemption such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by [Moody's].

         "Discounted Value" means the product of the Market Value (plus accrued interest) of an Eligible Asset multiplied by the applicable Advance Rate.

         "Dividend Default" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

         "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

         "Dividend Period" means, with respect to each Series, the period commencing on the Date of Original Issue thereof and ending on the date specified for such Series on the Date of Original Issue thereof and thereafter, from and including one Dividend Payment Date for shares of such Series to but excluding the next succeeding Dividend Payment Date for shares of such Series; provided, however, that if any Dividend Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         "Eligible Assets" means [Moody's] Eligible Assets (if [Moody's] is then rating the Preferred Shares) and [S&P] Eligible Assets (if [S&P] is then rating the Preferred Shares), whichever is applicable.

         "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

         "Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders."

         "Holder" means, with respect to Preferred Shares, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Fund.

         "Loan" means any assignment of or participation in any bank loan denominated in U.S. dollars including term loans, the funded and unfunded portions of revolving credit lines (provided that the Fund shall place in reserve an amount equal to any unfunded portion of any revolving credit line) and debtor-in possession financings; provided that such loan (a) is not extended for the purpose of purchasing or carrying any margin stock and (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank in the ordinary course of business.

         "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares -- Redemption."

         "Mandatory Redemption Price" has the meaning set forth in set forth in "Description of Preferred Shares -- Redemption."

         "Market Value" means the Market Value Price or, if a Market Value Price is not readily available, the Approved Price of each Eligible Asset held by the Fund.

         "Market Value Price" means the price of an Eligible Asset which is the price obtained from an Approved Pricing Service or, if such price is not available, the lower of the bid prices quoted by two Approved Dealers.

         "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by [Moody's] and [S&P] subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

            [Moody's]                 [S&P]                Applicable
          Credit Rating           Credit Rating            Percentage
          -------------           -------------            ----------
          aa3 or Above             AA- or Above               150%
            a3 or a1                 A- to A+                 160%
          baa3 to baa1             BBB- to BBB+               250%
           Below baa3               Below BBB-                275%


          "[Moody's]" means Moody's Investors Service, Inc. and its successors at law.

         "[Moody's] Advance Rate" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Asset Category" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Asset Category A" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Asset Category B" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Asset Category C" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Asset Category D" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Asset Category E" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Eligible Assets" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] General Portfolio Requirements" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [Moody's] Guidelines."

         "[Moody's] Industry Classification" means, for the purposes of determining [Moody's] Eligible Assets, each of the following industry classifications (or such other classifications as [Moody's] may from time to time approve for application to the Preferred Shares):

         1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

         8.    Personal and Non-Durable Consumer Products (Manufacturing Only):
               Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         9.    Diversified/Conglomerate Manufacturing

         10.   Diversified/Conglomerate Service


         11.   Diversified Natural Resources, Precious Metals and Minerals:
               Fabricating, Distribution, Mining and Sales

         12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

         13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         14.   Finance: Investment Brokerage, Leasing, Syndication, Securities

         15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

         16.   Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     18.  Home and Office Furnishings, Housewares, and Durable Consumer
          Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19.  Hotels, Motels, Inns and Gaming

     20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

     22.  Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
          Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

     24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
          Drilling

     25.  Personal, Food and Miscellaneous

     26. Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

     27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     29.  North American Cellular and North American Cable

     30.  Data and Internet Services

     31.  Satellite

     32.  Telecommunications Equipment

     33.  Other Telecommunications

     34. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     35.  Utilities: Electric, Water, Hydro Power, Gas, Diversified

     36.  Radio and TV Broadcasting

     37.  Foreign Cellular, Foreign Cable, Foreign TV, Foreign Radio and
          Equipment

     38.  Other Broadcasting and Entertainment

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, [or any successor to Section 18(h)] of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

     "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

     "Non-Collateralized Senior Loan" means a Loan that is a hybrid loan, a subordinated loan or an unsecured loan other than a Senior Unsecured Loan.

     "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares -- Redemption."

     "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders."

     "Outstanding" means, as of any date, Preferred Shares theretofore issued by the Fund except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund shall be disregarded and not deemed Outstanding, but shares held by any Affiliate shall be deemed Outstanding.

     "Paying Agent" means _______ unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

     "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

     "Potential Beneficial Owner or Holder," means (1) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's letter.

     "Preferred Shares" has the meaning set forth on page 1 of this SAI.

     "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

          (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate multiplied by [1.93] and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, any indebtedness service to the Preferred Shares and indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D): less

          (ii) the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for the payment of any (i)(B) through (i)(E) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P1 by [Moody's] and A+/A-1 by [S&P], it will be valued at its face value).


     "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the [Moody's] Eligible Assets or the [S&P] Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

     "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares -- Asset Maintenance."

     "Rate Period" means either a Standard Rate Period or a Special Rate Period.

     "Rating Agency" means [Moody's] and [S&P] as long as such rating agency is then rating the Preferred Shares.

     "Redemption Date" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Redemption Default" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Redemption Price" has the meaning set forth in "Description of Preferred Shares -- Dividends and Dividend Period."

     "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

     "[S&P]" means [Standard & Poor's Ratings Group] and its successors at law.

     "[S&P] Advance Rate" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Asset Category" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Asset Category A" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Asset Category B" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Asset Category C" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Asset Category D" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Asset Category E" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Diversity I" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Diversity II" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Eligible Assets" has the meaning set forth in "[Moody's] & [S&P] Guidelines -- [S&P] Guidelines."

     "[S&P] Industry Classification" means, for the purposes of determining [S&P] Eligible Assets, each of the following industry classifications (or such other classifications as [S&P] may from time to time approve for application to the Preferred Shares):

          1. Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

          2.   Air transport

          3.   Automotive: Manufacturers, Parts and Equipment, Tire and Rubber

          4.   Beverage and Tobacco

          5.   Broadcast Radio and Television

          6.   Brokers/Dealers/Investment Houses

          7. Building and Development: Builders, Land Development/Real Estate, REITs

          8. Business Equipment and Services: Graphic Arts, Office Equipment/Computers, Data Processing Service Bureaus, Computer Software

          9.   Cable and Satellite Television

          10.  Chemical/Plastics: Coatings/Paints/Varnishes

          11.  Clothing/Textiles

          12.  Conglomerates

          13.  Containers and Glass Products

          14.  Cosmetic/Toiletries

          15.  Drugs

          16. Ecological Services and Equipment: Waste Disposal Services and Equipment

          17.  Electronics/Electric

          18. Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

          19. Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

          20.  Financial Intermediaries: Bank/Thrifts, Finance Companies

          21.  Food/Drug Retailers

          22.  Food Products

          23.  Food Service: Food Service/Restaurants, Vending

          24.  Forest Products: Building Materials, Paper Products/Containers

          25.  Health Care

          26.  Home Furnishings: Appliances, Furniture and Fixtures, Housewares

          27.  Lodging and Casinos

          28. Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

          29.  Insurance

          30.  Leisure Goods/Activities/Movies

          31. Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

          32.  Oil and Gas: Producers/Refiners, Gas Pipelines

          33.  Publishing

          34.  Rail Industries: Railroads, Rail Equipment

          35.  Retailers (except food and drug)

          36.  Steel

          37.  Surface Transport: Shipping/Shipbuilding, Trucking

          38.  Telecommunications/Cellular Communications

          39.  Utilities: Electric, Local Gas, Water

     The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each Series.

     "Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Senior Unsecured Loan" means any unsecured Loan that is not subordinated by its terms to any other indebtedness of the borrower and is rated BBB- or better by [S&P] or Baa3 or better by [Moody's], as applicable.

     "Series" means any of the series of Preferred Shares issued by the Fund.

     "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

          (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) ;

          (iii) overnight funds; and

          (iv)  U.S. Government Securities.

     "Special Rate Period" means a Dividend Period that is not a Standard Rate Period.

     "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period shall be redeemable at the Fund's option at a price per share equal to the Liquidation Value plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Value or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "Standard Rate Period" means the period from and including one Dividend Payment Date for shares of such Series to but excluding the next succeeding Dividend Payment Date for shares of such Series, and generally means a Dividend Period of ____ days.

     "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents."

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "Valuation Date" means the last Business Day of each ______.

     "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                       APPENDIX B. RATINGS OF INVESTMENTS

               DESCRIPTION OF _______ DEBT RATINGS OF INVESTMENTS

         Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note -- Those bonds in the "Aa", "A," "Baa," "Ba" and "B" categories which _______ believes possess the strongest credit attributes within those categories are designated by the symbols "Aa1," "A1," "Baa1," "Ba1" and "B1."

         Short-term Notes -- Moody's ratings for short-term notes are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the difference between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing, superior liquidity support or from established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2/VMIG 2 are of high quality with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing, in particular, is likely to be less well established.

                 DESCRIPTION OF [MOODY'S] COMMERCIAL PAPER RATINGS

         [Moody's] Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. [Moody's] employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                 DESCRIPTION OF [STANDARD & POOR'S] DEBT RATINGS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put features, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

         Issue ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

         BB, B, CCC, CC and C -- Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit ratings. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

           DESCRIPTION OF STANDARD & POOR'S SHORT-TERM CREDIT RATINGS

         A-1-- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet financial commitment on these obligations is extremely strong.

         A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than the obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

     1.        Financial Statements

          Financial Statements included in Part A of this Registration
          Statement:

               Financial Highlights for each of the years ended September 30, 1999 and 2000.

               Financial Highlights for the year ended September 30, 2001.*

          Financial Statements included in Part B of this Registration
          Statement:

               Audited Financial Statements for the fiscal year ended September 30, 2001.**

               Report of Independent Accountants.**

            _____________________
            *      To be filed by amendment.

            **     Incorporated by reference.

          2.        Exhibits

          a.  (1) Articles of Incorporation of Registrant.**

              (2) Form of Articles Supplementary Establishing and Fixing the Rights and Preferences of Shares of Preferred Stock.*

          b.  By-Laws of Registrant.**

          c.  Not applicable.

          d. (1) Form of Specimen Certificate representing shares of Common Stock, par value $.001 per share.***

              (2) Form of Specimen Stock Certificate representing shares of Preferred Stock, par value $.001 per share.*

          e.  Amended Form of Registrant's Dividend Reinvestment Plan.****

          f.  Not applicable.

          g.  (1) Form of Investment Advisory Agreement.***

              (2) Form of Sub-Investment Advisory Agreement.***

          h. (1) Form of Underwriting Agreement for the issuance of Common Stock.***

              (2) Form of Underwriting Agreement for the issuance of Preferred Stock.*

          i.  Not applicable.

          j.  Form of Custody Agreement.***

          k.  (1) Form of Transfer Agency and Service Agreement.****

              (2) Form of Auction Agency Agreement between the Fund and [Bankers Trust Company].*

              (3) Form of Broker-Dealer Agreement between the Fund and Salomon Smith Barney Inc.*

              (4) Form of Master Purchaser's Letter.*

          l.  (1) Opinion and Consent of Simpson Thatcher & Bartlett.*

              (2) Opinion and Consent of Willkie Farr & Gallagher.*

              (3) Opinion and Consent of Venable, Baetjer and Howard, LLP.*

          m.  Not applicable.

          n.  (1) Consent of KPMG LLP.

              (2) Power of Attorney.*****

          o.  Not applicable.

          p.  Form of Subscription Agreement.***

          q.  Not applicable.

          r.  (1) Code of Ethics of the Fund.*

              (2) Code of Ethics of the Investment Adviser.*

              (3) Code of Ethics of the Sub-Investment Adviser.*

          ____________________
          *          To be filed by amendment.

          ** Incorporated by reference to the Registration Statement on Form N-2 (No. 333-62357) filed by Registrant on August 27, 1998.

          *** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (No. 333-62357) filed by Registrant on October 2, 1998.

          **** Incorporated by reference to the Registration Statement on Form N-2 (No. 333-62357) filed by the Registrant on November 19, 1998.

          *****      Included on signature page to this Registration Statement.

ITEM 25:  MARKETING ARRANGEMENTS

          Reference is made to the Form of Underwriting Agreement for the Preferred Shares to be filed as Exhibit h.2.

ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        Securities and Exchange Commission fees ......    $6,250
        Printing and engraving expenses ..............
        Legal Fees ...................................
        Accounting expenses ..........................
        Rating Agency Fees ...........................
        Miscellaneous expenses .......................
                                                          ------
                Total ................................    $
                                                          ======

ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 28:  NUMBER OF HOLDERS OF SECURITIES

          At            , 2001:

        ------------------------------------------------------------------
                                                         NUMBER OF
                          TITLE OF CLASS               RECORD HOLDERS
                          --------------               --------------
        ------------------------------------------------------------------
        Common Stock, $.001 par value
        ------------------------------------------------------------------
        Preferred Stock, $.001 par value             0
        ------------------------------------------------------------------

ITEM 29:  INDEMNIFICATION

          The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

          Article IX of the Articles of Incorporation of the Registrant further provides that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Registrant at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force. In addition, the Registrant shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that such advances of expenses are permitted by the Maryland General Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940. Finally, the Board of Directors may by By-Law, resolution, agreement or otherwise make further provision for indemnification of directors, officers, employees or agents of the Registrant to the fullest extent permitted by the Maryland General Corporation Law.

          The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment.

          Reference is also made to the Investment Advisory Agreement incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement (No. 333-62357) filed by Registrant on October 2, 1998 and to the Underwriting Agreement for the issuance of Preferred Stock (to be filed as an Exhibit to this Registration Statement).

          Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the Preferred Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Investment Adviser: Smith Barney Fund Management LLC (formerly known
          ------------------
as SSB Citi Fund Management LLC) ("Smith Barney Fund Management").

          Smith Barney Fund Management serves as the Fund's investment manager. Through its predecessors, Smith Barney Fund Management has been in the investment counseling business since 1934 and is a registered investment adviser under the Investment Advisers Act of 1940 (the "Adviser Act"). Smith Barney Fund Management is wholly-owned by Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn wholly-owned by Citigroup Inc. ("Citigroup"). See "Management of the Fund" in the Prospectus.

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the offices and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940, as amended.

          Sub-Adviser: Travelers Asset Management International Company, LLC
          -----------
("TAMIC") serves as the sub-investment adviser with responsibility for investment of the Fund's assets in collateralized senior loans and other securities in which the Fund will invest.

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the offices and directors of its sub-investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by TAMIC pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS

          PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, and PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island, 02940 respectively maintain the custodian and the shareholders servicing agent records required by Section 31(a).

          All other records required by Section 31(a) are maintained at the offices of the Registrant at 125 Broad Street, New York, New York 10004 (and preserved for the periods specified by Rule 31a-2).

ITEM 32:  MANAGEMENT SERVICES

          Not applicable.

ITEM 33:  UNDERTAKINGS

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if (i) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

          (2)  Not applicable.

          (3)  Not applicable.

          (4)  Not applicable.

          (5)  The Registrant undertakes that:

               a. For purposes of determining any liability under the Securities
                  Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

               b. For the purpose of determining any liability under the
                  Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 30, 2001.

                          TRAVELERS CORPORATE LOAN FUND INC.


                          By:  /s/ Heath B. McLendon
                               ------------------------------------------------
                               Heath B. McLendon
                               Chief Executive Officer,
                               President and Chairman of the Board of Directors


                                POWER OF ATTORNEY

KNOW ALL THESE PERSONS BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Heath B. McLendon, Lewis E. Daidone and Christina T. Sydor, and each and any of them, his or her attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


            Signature                                 Title                            Date
-----------------------------------   --------------------------------------    -------------------
PRINCIPAL EXECUTIVE OFFICER:


/s/ Heath B. McLendon                        Chief Executive Officer,            November 30, 2001
-----------------------------------   President and Chairman of the Board of
Heath B. McLendon                                    Directors
PRINCIPAL FINANCIAL AND
PRINCIPAL ACCOUNTING OFFICER:


/s/ Lewis E. Daidone                  Senior Vice President, Chief Financial     November 30, 2001
-----------------------------------    and Accounting Officer and Treasurer
Lewis E. Daidone

ADDITIONAL DIRECTORS:

/s/ Martin Brody                                     Director                    November 30, 2001
-----------------------------------
Martin Brody
/s/ Allan J. Bloostein                               Director                    November 30, 2001
-----------------------------------
Allan J. Bloostein
/s/ Dwight B. Crane                                  Director                    November 30, 2001
-----------------------------------
Dwight B. Crane
/s/ Paulo M. Cucchi                                  Director                    November 30, 2001
-----------------------------------
Paulo M. Cucchi
/s/ Robert A. Frankel                                Director                    November 30, 2001
-----------------------------------
Robert A. Frankel
/s/ Paul Hardin                                      Director                    November 30, 2001
-----------------------------------
Paul Hardin
/s/ William R. Hutchinson                            Director                    November 30, 2001
-----------------------------------
William R. Hutchinson
/s/ George M. Pavia                                  Director                    November 30, 2001
-----------------------------------
George M. Pavia

                                  EXHIBIT INDEX

--------------------------------------------------------------
EXHIBIT
NUMBER            DESCRIPTION
------            -----------
--------------------------------------------------------------
  n.1             Consent of KPMG.
--------------------------------------------------------------
  n.2             Power of Attorney.*
--------------------------------------------------------------
*Included on signature page to this Registration Statement.